SHAREHOLDER LETTER




Dear Shareholder:

This annual report for Franklin Templeton International Trust, which consists of Templeton Foreign Smaller Companies Fund and Templeton Pacific Growth Fund, covers the fiscal year ended October 31, 1999.

Probably the most dramatic economic news of the fiscal year was the welcome rebound of Asian markets. Many of them, especially Japan's, experienced significant increases, and the Morgan Stanley Capital International(R) (MSCI) Pacific Index, representative of six equity markets in the Pacific region, posted a one-year return of 51.9%. Other foreign markets also performed well and the MSCI Europe, Australasia, Far East Index, which tracks the equity markets of 18 countries, produced a 31.56% total return for the same period.(1)

Although large-capitalization (cap) stocks continued to outperform their smaller-cap counterparts during the reporting period, both provided solid returns. The MSCI World Index, which represents large-cap stocks in 22 world markets, posted a one-year return of 25.3%,(2) and the Salomon Brothers Global ex-U.S. less than $1 billion Index, which measures the performance of international small-cap equities, delivered a 29.6% return during the same period.(3)

CONTENTS

Shareholder Letter ....................................................      1

Fund Reports

 Templeton Foreign Smaller Companies Fund .............................      3

 Templeton Pacific Growth Fund ........................................     10

Financial Highlights & Statement of Investments .......................     18

Financial Statements ..................................................     33

Notes to Financial Statements .........................................     37

Independent Auditors' Report ..........................................     43

Tax Designation .......................................................     44


[PYRAMID GRAPHIC]


(1) Source: Morgan Stanley Capital International.

(2) Source: Morgan Stanley Capital International.

(3) Source: Salomon Brothers.

Indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Funds' portfolios.

On the following pages, you will find detailed discussions about Templeton Foreign Smaller Companies Fund and Templeton Pacific Growth Fund. Although the Funds have different investment goals and strategies, their managers share a dedication to the principles of careful stock selection, diversification, and constant professional supervision. For specific information about the Funds, including how market conditions and management strategies have affected their performance, please refer to the reports following this letter.

We thank you for your continued support, welcome your questions, and look forward to serving your investment needs in the years to come.

Sincerely,


/s/ Rupert H. Johnson, Jr.


Rupert H. Johnson, Jr.
President
Franklin Templeton International Trust



TEMPLETON FOREIGN
SMALLER COMPANIES FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Templeton Foreign Smaller Companies Fund seeks to provide long-term capital growth. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of smaller companies -- those with market capitalizations of less than $1 billion -- located outside the United States.
--------------------------------------------------------------------------------


Dear Shareholder:

This annual report for Templeton Foreign Smaller Companies Fund covers the fiscal year ended October 31, 1999, a period in which many global investors preferred large-capitalization growth stocks to smaller-cap stocks. As the fiscal year began, many investors reacted to the devaluation of the Russian ruble, severe volatility in Latin American equity markets, and the near-collapse of a U.S. hedge fund by selling economically sensitive stocks. Several sectors fell to their lowest valuations in years, and, attempting to head off a global recession, the U.S. Federal Reserve Board and many European central banks reduced interest rates. As a result, global financial markets stabilized, and many emerging markets began to recover from the crises of 1997 and 1998. Within this environment, Templeton Foreign Smaller Companies Fund - Class A produced a +19.51% one-year cumulative total return, as shown in the Performance Summary on page 6. The Fund's benchmark, the Salomon Brothers Global ex-U.S. less than $1 billion Index provided a 29.6% return for the same period.(1)


GEOGRAPHIC DISTRIBUTION
Templeton Foreign Smaller Companies Fund
Based on Total Net Assets 10/31/99


[PIE CHART]

Europe                                            55.2%
Asia                                              27.5%
Australia & New Zealand                            5.4%
North America                                      5.1%
Latin America                                      4.7%
Mid-East & Africa                                  0.6%
Short-Term Investments & Other Net Assets          1.5%



You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 29 of this report.


TOP 10 INDUSTRIES
Templeton Foreign
Smaller Companies Fund
10/31/99

                                     % OF TOTAL
INDUSTRY                             NET ASSETS
-----------------------------------------------

Merchandising                           15.1%

Metals & Mining                          7.1%

Building Materials & Components          6.7%

Food & Household Products                6.2%

Chemicals                                5.8%

Transportation                           4.8%

Industrial Components                    4.5%

Health & Personal Care                   4.3%

Electrical & Electronics                 4.2%

Broadcasting & Publishing                3.8%



During the year under review, we continued to search for stocks trading at a discount to what we believe are companies' future earnings streams or asset values. This led us to initiate or add to positions in a number of disparate sectors, from construction in India (Gujarat Ambuja Cements Ltd., GDR) to financial services in Bermuda (Mutual Risk Management Ltd.) and food in the United Kingdom (Geest PLC).

One of the most significant changes to the Fund's portfolio during the reporting period was the increase in our Asian exposure from 13.2% of total net assets at the beginning of the period to 27.5% on October 31, 1999. This increase was due in part to strong performance, such as Li & Fung Ltd., a merchandising firm in Hong Kong, and the addition of a position in another Hong Kong-based company, Varitronix International Ltd., a leading manufacturer of liquid crystal displays and related products.

Although Europe's improving economic outlook does give us hope that earnings prospects of smaller European companies will improve over the next few years, our exposure to the region remained relatively stable during the period.

We were cautious about adding to our Latin American holdings, despite relatively inexpensive stock prices. In our opinion, uncertainty exists about the region's macro-economic prospects.

Looking forward, our outlook for the Fund is heavily dependent upon foreign economies. If the performance of these economies, along with that of economically sensitive stocks, continues to improve, we believe the Fund's holdings could do well. If the market continues to be led by large-cap growth stocks, the outlook will not be as bright. In our opinion, the valuations of smaller companies are extremely attractive relative to those of larger companies, and we feel this may ultimately lead to smaller-company stocks outperforming their larger counterparts. As value investors, it is our belief that a stock's true value is of the utmost importance, and we shall continue to search for stocks trading at a discount to what, in our opinion, are a company's future earnings.

(1) Source: Salomon Brothers. The unmanaged Salomon Brothers Global ex-U.S. Less than $1 billion Index is designed to measure the performance of global stocks with a market capitalization less than $1 billion. It includes all developed and emerging countries except the United States. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Of course, there are risks involved in investing in a Fund seeking long-term capital growth from small or relatively new or unseasoned companies, such as relatively small revenues, limited production lines and small market share. In addition, investing in foreign markets involves special risks related to market and currency volatility, and adverse economic, social, and political developments. Emerging market securities are subject to heightened risks, as well as those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, Taiwan's equity market has increased 974% in the last 15 years, but has suffered six declines of more than 20% during that time.(2) While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets.

We thank you for your support and look forward to serving your investment needs in the future.

(2) Source: Taiwan Weighted Index. Based on quarterly percentage price change over 15 years ended September 30, 1999. Returns are measured in U.S. dollars and do not include reinvested dividends.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 1999, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------


TOP 10 HOLDINGS
Templeton Foreign
Smaller Companies Fund
10/31/99

COMPANY,                                                                    % OF TOTAL
INDUSTRY, COUNTRY                                                            NET ASSETS
---------------------------------------------------------------------------------------
Giordano International Ltd., Merchandising, Hong Kong                            6.0%

Li & Fung Ltd., Merchandising, Hong Kong                                         3.0%

Sa des Galeries Lafayette, Merchandising, France                                 2.7%

GTC Transcontinental Group Ltd., B, Broadcasting &
Publishing, Canada                                                               2.3%

Pechiney SA, A, Metals & Mining, France                                          2.0%

Dah Sing Financial Holdings Ltd., Financial Services, Hong Kong                  1.9%

Endesa SA, Utilities Electrical & Gas, Spain                                     1.7%

Koninklijke Philips Electronics NV, Electrical & Electronics,
Netherlands                                                                      1.7%

Gujarat Ambuja Cements Ltd., GDR, Building Materials & Components, India         1.7%

Cookson Group PLC, Chemicals, United Kingdom                                     1.6%


TEMPLETON FOREIGN
SMALLER COMPANIES FUND

--------------------------------------------------------------------------------
CLASS A (formerly Class I):

Subject to the current, maximum 5.75% initial sales charge. Prior to January 1, 1997, Fund shares were offered at a lower initial sales charge. Thus, actual total returns would have been higher. On July 1, 1993, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. Past fee waivers and expense reimbursements by the Fund's manager increased the Fund's total returns. Without these fee waivers and expense reimbursements, total returns for Class A shares would have been lower.

CLASS B:

Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:

No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors. Past fee waivers and expense reimbursements by the Fund's manager increased the Fund's total returns. Without these fee waivers and expense reimbursements, total returns for Advisor Class shares would have been lower.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 10/31/99

Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of each class's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION


CLASS A                        CHANGE        10/31/99  10/31/98
-------------------------------------------------------------------

Net Asset Value                +$2.10         $14.43    $12.33

                               DISTRIBUTIONS (11/1/98 - 10/31/99)
                               -----------------------------------

Dividend Income                $0.2662



CLASS B                        CHANGE        10/31/99   1/1/99
-------------------------------------------------------------------

Net Asset Value                +$1.91         $14.35    $12.44

                               DISTRIBUTIONS (1/1/99 - 10/31/99)
                               -----------------------------------

Dividend Income                $0.0563


CLASS C                        CHANGE        10/31/99  10/31/98
-------------------------------------------------------------------

Net Asset Value                +$2.04         $14.36    $12.32

                               DISTRIBUTIONS (11/1/98 - 10/31/99)
                               -----------------------------------

Dividend Income                $0.2039


ADVISOR CLASS                  CHANGE        10/31/99  10/31/98
-------------------------------------------------------------------

Net Asset Value                +$2.11         $14.45    $12.34

                               DISTRIBUTIONS (11/1/98 - 10/31/99)
                               -----------------------------------

Dividend Income                $0.2906


             Past performance is not predictive of future results.


PERFORMANCE

                                                                        SINCE
                                                                      CHANGE IN
                                                                      INVESTMENT
                                                          INCEPTION    POLICIES
CLASS A                               1-YEAR     5-YEAR   (9/20/91)   (10/1/96)(6)
----------------------------------------------------------------------------------
Cumulative Total Return(1)            +19.51%    +43.81%   +114.23%    +22.03%

Average Annual Total Return(2)        +12.66%     +6.27%     +9.04%     +4.63%

Value of $10,000 Investment(3)        $11,266    $13,554    $20,191    $11,498

                          10/31/95  10/31/96   10/31/97    10/31/98   10/31/99
----------------------------------------------------------------------------------
One-Year Total Return(4)   +1.75%    +18.49%    +14.25%     -12.64%    +19.51%

                                                                      INCEPTION
CLASS B                                                                (1/1/99)
----------------------------------------------------------------------------------
Cumulative Total Return(1)                                             +15.81%

Aggregate Total Return(2)                                              +11.97%

Value of $10,000 Investment(3)                                         $11,197


                                                                       INCEPTION
CLASS C                                                      1-YEAR    (7/1/98)
----------------------------------------------------------------------------------
Cumulative Total Return(1)                                   +18.46%    +2.56%

Average Annual Total Return(2)                               +16.33%    +1.15%

Value of $10,000 Investment(3)                               $11,633    $10,154


                                                                        SINCE
                                                                      CHANGE IN
                                                                      INVESTMENT
                                                          INCEPTION    POLICIES
ADVISOR CLASS(5)                      1-YEAR     5-YEAR   (9/20/91)   (10/1/96)(6)
----------------------------------------------------------------------------------
Cumulative Total Return(1)            +19.81%    +44.70%   +115.55%     +23.91%

Average Annual Total Return(2)        +19.81%     +7.67%     +9.92%      +7.21%

Value of $10,000 Investment(3)        $11,981    $14,470    $21,555     $12,391

                          10/31/95  10/31/96   10/31/97    10/31/98   10/31/99
----------------------------------------------------------------------------------
One-Year Total Return(4)   +1.75%   +18.49%    +14.55%     -12.55%    +19.81%


(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Since Class B shares have existed for less than one year, aggregate total return for that class represents total return since inception, including the maximum sales charge.

(3) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

(4) One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.

(5) On January 2, 1997, the Fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable to that class. Since January 2, 1997 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +13.60% and +4.61%, respectively.

(6) Effective October 1, 1996, the Fund's name was changed from Franklin International Equity Fund to Templeton Foreign Smaller Companies Fund, and the Fund, which until that date invested predominantly in large capitalization foreign equity securities, shifted its emphasis to smaller capitalization foreign equity securities with a market capitalization of $1 billion or less.

--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


Past performance is not predictive of future results.

TEMPLETON
FOREIGN SMALLER COMPANIES FUND




AVERAGE ANNUAL TOTAL RETURN
10/31/99

CLASS A
---------------------------------------

1-Year                          +12.66%

5-Year                           +6.27%

Since Inception (9/20/91)        +9.04%


AVERAGE ANNUAL TOTAL RETURN
10/31/99

CLASS C
------------------------------------

1-Year                       +16.33%

Since Inception (7/1/98)      +1.15%


TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged indexes differ from the Fund in composition, do not pay management fees or expenses and include reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charges, Fund expenses, account fees, and reinvested distributions.

CLASS A (9/20/91 - 10/31/99)

The following line graph compares the performance of Templeton Foreign Smaller Companies Fund's Class A shares to that of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index and the MSCI EAFE/Salomon Brothers Global ex-U.S. less than $1 billion Index, based on a $10,000 investment from 9/20/91 to 10/31/99.

             Templeton Foreign                              Eafe/Salomon
             Smaller Companies             MSCI                Global
              Fund - Class A            EAFE Index    xUS [less than] $1 Billion

 9/20/91           $ 9,426                $10,000            $10,000
    9/91           $ 9,444                $10,182            $10,182
  Oct-91           $ 9,482                $10,329            $10,329
  Nov-91           $ 9,397                $ 9,849            $ 9,849
  Dec-91           $ 9,773                $10,361            $10,362
  Jan-92           $ 9,887                $10,143            $10,143
  Feb-92           $ 9,982                $ 9,783            $ 9,783
  Mar-92           $ 9,593                $ 9,140            $ 9,140
  Apr-92           $ 9,811                $ 9,185            $ 9,186
  May-92           $10,333                $ 9,803            $ 9,804
  Jun-92           $10,139                $ 9,341            $ 9,342
  Jul-92           $ 9,908                $ 9,105            $ 9,106
  Aug-92           $ 9,966                $ 9,679            $ 9,681
  Sep-92           $ 9,803                $ 9,491            $ 9,493
  Oct-92           $ 9,620                $ 8,996            $ 8,998
  Nov-92           $ 9,774                $ 9,084            $ 9,085
  Dec-92           $ 9,860                $ 9,133            $ 9,135
  Jan-93           $ 9,715                $ 9,135            $ 9,137
  Feb-93           $ 9,889                $ 9,414            $ 9,416
  Mar-93           $10,121                $10,237            $10,239
  Apr-93           $10,497                $11,211            $11,214
  May-93           $10,825                $11,451            $11,454
  Jun-93           $10,480                $11,275            $11,277
  Jul-93           $10,659                $11,672            $11,674
  Aug-93           $11,338                $12,305            $12,307
  Sep-93           $11,298                $12,030            $12,032
  Oct-93           $12,256                $12,404            $12,407
  Nov-93           $11,907                $11,323            $11,325
  Dec-93           $13,116                $12,142            $12,145
  Jan-94           $14,099                $13,172            $13,175
  Feb-94           $13,868                $13,138            $13,140
  Mar-94           $13,377                $12,575            $12,577
  Apr-94           $13,477                $13,111            $13,114
  May-94           $13,527                $13,038            $13,042
  Jun-94           $13,147                $13,226            $13,229
  Jul-94           $13,695                $13,356            $13,360
  Aug-94           $14,111                $13,675            $13,680
  Sep-94           $13,787                $13,247            $13,251
  Oct-94           $14,040                $13,692            $13,697
  Nov-94           $13,340                $13,037            $13,042
  Dec-94           $13,101                $13,121            $13,127
  Jan-95           $12,780                $12,621            $12,627
  Feb-95           $12,983                $12,588            $12,594
  Mar-95           $12,941                $13,376            $13,382
  Apr-95           $13,539                $13,883            $13,889
  May-95           $13,806                $13,721            $13,727
  Jun-95           $14,156                $13,484            $13,489
  Jul-95           $14,826                $14,327            $14,334
  Aug-95           $14,394                $13,784            $13,791
  Sep-95           $14,750                $14,057            $14,064
  Oct-95           $14,286                $13,682            $13,690
  Nov-95           $14,351                $14,067            $14,074
  Dec-95           $14,504                $14,637            $14,646
  Jan-96           $15,024                $14,701            $14,710
  Feb-96           $15,438                $14,754            $14,763
  Mar-96           $15,674                $15,071            $15,080
  Apr-96           $16,147                $15,513            $15,522
  May-96           $16,384                $15,231            $15,240
  Jun-96           $16,438                $15,320            $15,330
  Jul-96           $15,912                $14,876            $14,885
  Aug-96           $16,306                $14,913            $14,922
  Sep-96           $16,509                $15,312            $15,322
  Oct-96           $16,927                $15,160            $15,338
  Nov-96           $17,393                $15,767            $15,632
  Dec-96           $18,011                $15,568            $15,365
  Jan-97           $18,164                $15,027            $15,475
  Feb-97           $18,432                $15,276            $15,841
  Mar-97           $18,535                $15,335            $15,495
  Apr-97           $18,343                $15,421            $15,192
  May-97           $18,930                $16,427            $16,007
  Jun-97           $19,635                $17,337            $16,345
  Jul-97           $19,827                $17,621            $16,103
  Aug-97           $19,943                $16,309            $15,256
  Sep-97           $20,880                $17,226            $15,288
  Oct-97           $19,339                $15,906            $14,371
  Nov-97           $18,787                $15,747            $13,319
  Dec-97           $18,534                $15,889            $12,914
  Jan-98           $18,057                $16,619            $13,190
  Feb-98           $19,531                $17,689            $14,300
  Mar-98           $20,404                $18,238            $14,802
  Apr-98           $20,663                $18,386            $14,852
  May-98           $20,336                $18,301            $14,551
  Jun-98           $19,443                $18,443            $13,813
  Jul-98           $19,182                $18,635            $13,517
  Aug-98           $16,634                $16,330            $11,526
  Sep-98           $16,209                $15,834            $11,523
  Oct-98           $16,908                $17,489            $12,322
  Nov-98           $17,470                $18,389            $12,846
  Dec-98           $17,326                $19,119            $13,077
  Jan-99           $16,922                $19,067            $12,873
  Feb-99           $16,810                $18,617            $12,685
  Mar-99           $17,743                $19,398            $13,661
  Apr-99           $19,470                $20,189            $15,006
  May-99           $19,192                $19,154            $14,768
  Jun-99           $20,205                $19,905            $15,787
  Jul-99           $20,680                $20,501            $16,126
  Aug-99           $20,890                $20,580            $16,473
  Sep-99           $20,289                $20,792            $16,827
  OCT-99           $20,191                $21,576            $16,650

CLASS C (7/1/98 - 10/31/99)

The following line graph compares the performance of Templeton Foreign Smaller Companies Fund's Class C shares to that of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index and the MSCI EAFE/Salomon Brothers Global ex-U.S. less than $1 billion Index, based on a $10,000 investment from 7/1/98 to 10/31/99.

             Templeton Foreign                              Eafe/Salomon
             Smaller Companies             MSCI                Global
              Fund - Class C            EAFE Index    xUS [less than] $1 Billion

07/01/1998           $ 9,903                $10,000            $10,000
    Jul-98           $ 9,743                $10,104            $ 9,786
    Aug-98           $ 8,441                $ 8,854            $ 8,345
    Sep-98           $ 8,225                $ 8,585            $ 8,342
    Oct-98           $ 8,573                $ 9,482            $ 8,921
    Nov-98           $ 8,852                $ 9,970            $ 9,300
    Dec-98           $ 8,782                $10,366            $ 9,467
    Jan-99           $ 8,570                $10,338            $ 9,320
    Feb-99           $ 8,507                $10,093            $ 9,184
    Mar-99           $ 8,965                $10,517            $ 9,890
    Apr-99           $ 9,833                $10,946            $10,864
    May-99           $ 9,685                $10,385            $10,692
    Jun-99           $10,192                $10,792            $11,429
    Jul-99           $10,425                $11,115            $11,675
    Aug-99           $10,531                $11,158            $11,926
    Sep-99           $10,220                $11,273            $12,182
    OCT-99           $10,057                $11,698            $12,054


Past performance is not predictive of future results.



ADVISOR CLASS  (9/20/91 - 10/31/99)

The following line graph compares the performance of Templeton Foreign Smaller Companies Fund's Advisor Class shares to that of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index and the MSCI EAFE/Salomon Brothers Global ex-U.S. less than $1 billion Index, based on a $10,000 investment from 9/20/91 to 10/31/99.

                                                                   EAFE/Salomon
            Templeton Foreign                    MSCI                 Global
            Smaller Companies   FundStation      EAFE          xUS [less than] $1 Billion
            Fund - Advisor       Perform         Index
9/20/91        $10,000                           $10,000          $10,000
   9/91        $10,020                           $10,182          $10,182
 Oct-91        $10,060                           $10,329          $10,329
 Nov-91        $ 9,970                           $ 9,849          $ 9,849
 Dec-91        $10,369                           $10,361          $10,362
 Jan-92        $10,490                           $10,143          $10,143
 Feb-92        $10,590                           $ 9,783          $ 9,783
 Mar-92        $10,177                           $ 9,140          $ 9,140
 Apr-92        $10,409                           $ 9,185          $ 9,186
 May-92        $10,963                           $ 9,803          $ 9,804
 Jun-92        $10,757                           $ 9,341          $ 9,342
 Jul-92        $10,512                           $ 9,105          $ 9,106
 Aug-92        $10,573                           $ 9,679          $ 9,681
 Sep-92        $10,400                           $ 9,491          $ 9,493
 Oct-92        $10,207                           $ 8,996          $ 8,998
 Nov-92        $10,370                           $ 9,084          $ 9,085
 Dec-92        $10,461                           $ 9,133          $ 9,135
 Jan-93        $10,307                           $ 9,135          $ 9,137
 Feb-93        $10,492                           $ 9,414          $ 9,416
 Mar-93        $10,737                           $10,237          $10,239
 Apr-93        $11,136                           $11,211          $11,214
 May-93        $11,484                           $11,451          $11,454
 Jun-93        $11,118                           $11,275          $11,277
 Jul-93        $11,309                           $11,672          $11,674
 Aug-93        $12,029                           $12,305          $12,307
 Sep-93        $11,987                           $12,030          $12,032
 Oct-93        $13,003                           $12,404          $12,407
 Nov-93        $12,633                           $11,323          $11,325
 Dec-93        $13,915                           $12,142          $12,145
 Jan-94        $14,958                           $13,172          $13,175
 Feb-94        $14,713                           $13,138          $13,140
 Mar-94        $14,192                           $12,575          $12,577
 Apr-94        $14,298                           $13,111          $13,114
 May-94        $14,351                           $13,038          $13,042
 Jun-94        $13,948                           $13,226          $13,229
 Jul-94        $14,530                           $13,356          $13,360
 Aug-94        $14,971                           $13,675          $13,680
 Sep-94        $14,627                           $13,247          $13,251
 Oct-94        $14,896                           $13,692          $13,697
 Nov-94        $14,153                           $13,037          $13,042
 Dec-94        $13,899                           $13,121          $13,127
 Jan-95        $13,559                           $12,621          $12,627
 Feb-95        $13,775                           $12,588          $12,594
 Mar-95        $13,729                           $13,376          $13,382
 Apr-95        $14,364                           $13,883          $13,889
 May-95        $14,648                           $13,721          $13,727
 Jun-95        $15,019                           $13,484          $13,489
 Jul-95        $15,729                           $14,327          $14,334
 Aug-95        $15,271                           $13,784          $13,791
 Sep-95        $15,649                           $14,057          $14,064
 Oct-95        $15,156                           $13,682          $13,690
 Nov-95        $15,225                           $14,067          $14,074
 Dec-95        $15,388                           $14,637          $14,646
 Jan-96        $15,940                           $14,701          $14,710
 Feb-96        $16,379                           $14,754          $14,763
 Mar-96        $16,629                           $15,071          $15,080
 Apr-96        $17,131                           $15,513          $15,522
 May-96        $17,382                           $15,231          $15,240
 Jun-96        $17,439                           $15,320          $15,330
 Jul-96        $16,882                           $14,876          $14,885
 Aug-96        $17,300                           $14,913          $14,922
 Sep-96        $17,515                           $15,312          $15,322
 Oct-96        $17,959                           $15,160          $15,338
 Nov-96        $18,453                           $15,767          $15,632
 Dec-96        $19,108                           $15,568          $15,365
 Jan-97        $19,408              1.57%        $15,027          $15,475
 Feb-97        $19,695              1.48%        $15,276          $15,841
 Mar-97        $19,817              0.62%        $15,335          $15,495
 Apr-97        $19,599             -1.10%        $15,421          $15,192
 May-97        $20,240              3.27%        $16,427          $16,007
 Jun-97        $21,005              3.78%        $17,337          $16,345
 Jul-97        $21,226              1.05%        $17,621          $16,103
 Aug-97        $21,349              0.58%        $16,309          $15,256
 Sep-97        $22,378              4.82%        $17,226          $15,288
 Oct-97        $20,718             -7.42%        $15,906          $14,371
 Nov-97        $20,127             -2.85%        $15,747          $13,319
 Dec-97        $19,847             -1.39%        $15,889          $12,914
 Jan-98        $19,335             -2.58%        $16,619          $13,190
 Feb-98        $20,913              8.16%        $17,689          $14,300
 Mar-98        $21,863              4.54%        $18,238          $14,802
 Apr-98        $22,140              1.27%        $18,386          $14,852
 May-98        $21,804             -1.52%        $18,301          $14,551
 Jun-98        $20,831             -4.46%        $18,443          $13,813
 Jul-98        $20,567             -1.27%        $18,635          $13,517
 Aug-98        $17,835             -13.28%       $16,330          $11,526
 Sep-98        $17,395             -2.47%        $15,834          $11,523
 Oct-98        $18,129              4.22%        $17,489          $12,322
 Nov-98        $18,745              3.40%        $18,389          $12,846
 Dec-98        $18,590             -0.83%        $19,119          $13,077
 Jan-99        $18,171             -2.25%        $19,067          $12,873
 Feb-99        $18,052             -0.66%        $18,617          $12,685
 Mar-99        $19,053              5.55%        $19,398          $13,661
 Apr-99        $20,907              9.73%        $20,189          $15,006
 May-99        $20,608             -1.43%        $19,154          $14,768
 Jun-99        $21,705              5.32%        $19,905          $15,787
 Jul-99        $22,230              2.42%        $20,501          $16,126
 Aug-99        $22,454              1.01%        $20,580          $16,473
 Sep-99        $21,808             -2.88%        $20,792          $16,827
 OCT-99        $21,707             -0.48%        $21,576          $16,650


* Source: Morgan Stanley Capital International. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index includes approximately 1,000 companies representing the stock markets of 20 countries in Europe, Australia, New Zealand and the Far East. The average company has a market capitalization of over $3 billion. The MSCI EAFE/Salomon Brothers Global ex-US less than $1 billion Index is a proprietary index developed by the Templeton organization that represents the combined performance of the MSCI EAFE from the Fund's inception on September 20, 1991, through October 1, 1996, and the Salomon Brothers Global ex-U.S. less than $1 billion Index is designed to measure the performance of global stocks with a market capitalization of less than $1 billion and includes all developed and emerging countries except the United States. Management added the MSCI EAFE/Salomon Brothers Global ex-U.S. Index last year because it believes the composition of this proprietary index provides a relevant comparison to the Fund's portfolio, given the Fund's change in emphasis from investment in large capitalization securities to smaller capitalization securities on October 1, 1996. The proprietary index was constructed to correspond to that change in investment policy.


**On January 2, 1997, the Fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and
  (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable to Advisor Class shares.


AVERAGE ANNUAL TOTAL RETURN
10/31/99

ADVISOR CLASS**
-------------------------------------

1-Year                        +19.81%

5-Year                         +7.67%

Since Inception (9/20/91)      +9.92%


Past performance is not predictive of future results.

TEMPLETON PACIFIC GROWTH FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Templeton Pacific Growth Fund seeks to provide long-term capital growth. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities that trade on Pacific Rim markets, as defined in the Fund's prospectus, and are issued by companies that have their principal activities in the Pacific Rim.
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you this annual report of Templeton Pacific Growth Fund, which covers the fiscal year ended October 31, 1999. During the period, a broad-based recovery in many Asian economies fueled a strong rebound in Asian equity markets. Although the fragility of this recovery became apparent during the summer of 1999, the overall performance of economies and stock markets was resoundingly positive for the year as a whole. Our portfolio's largest weightings at the end of the reporting period were in Japan, Hong Kong, and Singapore, at 20.4%, 17.2%, and 10.2% of total net assets, respectively, and Templeton Pacific Growth Fund - Class A produced a +31.23% one-year cumulative total return for the period ended October 31, 1999, as shown in the Performance Summary on page 14. The Fund's benchmark, the Morgan Stanley Capital International(R) Pacific Index, produced a 51.9% return for the same period.(1)

You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 21 of this report.

In our opinion, Japan's turnaround was the most impressive. Japanese policymakers moved to bolster the country's foundering economy, and restructuring announcements by several Japanese corporations signaled investors that business executives were serious about getting their houses in order. For example, Sony Corp. announced it was trimming its headquarters staff by two-thirds, an unprecedented move in Japanese corporate history. During the year under review, we purchased shares in companies whose shares we believed were undervalued, such as Sony Corp., Nomura Securities Co. Ltd., Fuji Photo Film Co. Ltd., Kurita Water Industries Ltd., Mitsubishi Paper Mills Ltd., and Nippon Telegraph & Telephone Corp.

During the reporting period, the yen strengthened significantly against the U.S. dollar, but the Bank of Japan did not capitulate to pressure for an easing of interest rates, which would pull down the yen. One of the key questions facing investors after the huge run up of Japanese equity prices during the reporting period is how much more upward pressure will be exerted on the yen. While we do not know what the Bank of Japan will do, we are confident corporate Japan will continue to restructure and we believe that the country's economy could remain strong.


(1) Source: Morgan Stanley Capital International. The unmanaged MSCI Pacific Index includes over 400 companies and the five countries of Australia, Hong Kong, Japan, New Zealand, and Singapore. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                              [BAR GRAPH]

GEOGRAPHIC DISTRIBUTION
Templeton Pacific Growth Fund
Based on Total Net Assets
10/31/99

Japan                                             20.4%
Hong Kong                                         17.2%
Singapore                                         10.2%
Australia                                          8.8%
United States                                      5.8%
Indonesia                                          4.0%
Malaysia                                           3.6%
South Korea                                        2.9%
India                                              1.9%
Philippines                                        1.9%
China                                              1.3%
Thailand                                           1.2%
New Zealand                                        1.0%
Short-Term Investments & Other Net Assets         19.8%

TOP 10 INDUSTRIES
Templeton Pacific Growth Fund
10/31/99

                              % OF TOTAL
INDUSTRY                       NET ASSETS
-----------------------------------------

Banking                          11.0%
Electrical & Electronics          8.0%
Telecommunications                7.7%
Multi-Industry                    7.2%
Forest Products & Paper           6.2%
Metals & Mining                   5.1%
Transportation                    4.9%
Real Estate                       4.8%
Financial Services                4.2%
Industrial Components             2.7%


Elsewhere, Hong Kong's economy also improved significantly in 1999, as evidenced by declining interest rates, firming real estate prices and low business inventories. Increasing consumption and exports, rising consumer confidence, and falling unemployment were the primary contributors to this recovery. In our opinion, China's economic development may exert considerable influence on Hong Kong's economy. For example, there were signs during the reporting period that China may face a currency devaluation in the future because, as the rest of the region's economies stabilize, the central government's incentive to maintain the Chinese renminbi's current level diminishes. While we do not believe devaluation would destroy regional economic recovery, such an event could lead to lower equity prices not only in China, but also in Hong Kong.

Among our smaller holdings, we added to our position in Indian cement producer Gujarat Ambuja Cements Ltd. This stock appreciated significantly, contributing positively to the Fund's performance, as the Indian market recovered sharply following a conflict with Pakistan early in 1999.

Looking forward, we believe that Asian markets may experience significant volatility in the near term. In our opinion, many investors probably will want more details about corporate restructuring because some previous restructuring attempts in the region were cosmetic or did not address the core problems of an underutilization of capital assets and labor. However, we believe that, despite uncertainty concerning future monetary and fiscal policies, Japanese corporations may continue to improve efficiency and shareholder value, which could lead to increasing share prices for select Japanese companies.

It is important to remember that investing in foreign markets concentrated in a single region involves special considerations not associated with more broadly diversified investments, such as market and currency volatility and adverse economic, social and political developments in the region and countries where the Fund invests. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of those markets. In addition, investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. These risks and other considerations are discussed in the Fund's prospectus.

We thank you for your support and look forward to serving your investment needs in the future.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 1999, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------


TOP 10 HOLDINGS
Templeton Pacific Growth Fund
10/31/99

COMPANY,                                                               % OF TOTAL
INDUSTRY, COUNTRY                                                       NET ASSETS
----------------------------------------------------------------------------------
DBS Group Holdings Ltd., Banking, Singapore                                 3.2%

Johnson Electric Holdings Ltd., Electrical & Electronics, Hong Kong         3.1%

Fuji Heavy Industries Ltd., Industrial Components, Japan                    2.7%

Overseas Union Bank Ltd., Banking, Singapore                                2.4%

Sony Corp., Appliances & Household Durables, Japan                          2.3%

Nippon Telegraph & Telephone Corp., Telecommunications, Japan               2.1%

Nomura Securities Co. Ltd., Financial Services, Japan                       2.1%

Motorola Inc., Electrical & Electronics, U.S.                               2.0%

Singapore Airlines Ltd., fgn., Transportation, Singapore                    1.9%

Commerce Asset-Holding Bhd., Financial Services, Malaysia                   1.8%


TEMPLETON PACIFIC
GROWTH FUND


--------------------------------------------------------------------------------
CLASS A (formerly Class I):

Subject to the current, maximum 5.75% initial sales charge. Prior to January 1, 1997, Fund shares were offered at a lower initial sales charge. Thus, actual total returns would have been higher. On July 1, 1993, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. Past fee waivers and expense reimbursements by the Fund's manager increased the Fund's total returns. Without these fee waivers and expense reimbursements, total returns for Class A shares would have been lower.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:

No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors. Past fee waivers and expense reimbursements by the Fund's manager increased the Fund's total returns. Without these fee waivers and expense reimbursements, total returns for Advisor Class shares would have been lower.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 10/31/99

Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of each class's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE        10/31/99   10/31/98

Net Asset Value                +$2.37         $10.20     $7.83

                               DISTRIBUTIONS (11/1/98 - 10/31/99)

Dividend Income                $0.0600


CLASS C                        CHANGE        10/31/99    10/31/98

Net Asset Value                +$2.35         $10.15     $7.80

                               DISTRIBUTIONS (11/1/98 - 10/31/99)

Dividend Income                $0.0299

ADVISOR CLASS                  CHANGE        10/31/99    10/31/98

Net Asset Value                +$2.43         $10.31     $7.88

                               DISTRIBUTIONS (11/1/98 - 10/31/99)

Dividend Income                $0.0734



             Past performance is not predictive of future results.


PERFORMANCE

                                                                       INCEPTION
CLASS A                                      1-YEAR        5-YEAR      (9/20/91)
---------------------------------------------------------------------------------
Cumulative Total Return(1)                   +31.23%       -23.24%      +27.31%

Average Annual Total Return(2)               +23.65%        -6.27%       +2.27%

Value of $10,000 Investment(3)               $12,365       $7,234       $11,999

                             10/31/95  10/31/96   10/31/97   10/31/98   10/31/99
--------------------------------------------------------------------------------
One-Year Total Return(4)      -5.54%    +11.27%    -24.42%    -26.37%    +31.23%


                                                                       INCEPTION
CLASS C                                                      1-YEAR     (1/2/97)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                   +30.61%    -31.12%

Average Annual Total Return(2)                               +28.29%    -12.66%

Value of $10,000 Investment(3)                               $12,829    $6,820

                                                                       INCEPTION
ADVISOR CLASS(5)                             1-YEAR        5-YEAR      (9/20/91)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                   +32.15%       -21.94%      +29.45%

Average Annual Total Return(2)               +32.15%        -4.83%       +3.23%

Value of $10,000 Investment(3)               $13,215       $7,806       $12,945

                             10/31/95   10/31/96  10/31/97   10/31/98   10/31/99
--------------------------------------------------------------------------------
One-Year Total Return(4)      -5.54%    +11.27%   -24.38%    -25.68%    +32.15%

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

(4) One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.

(5) On January 2, 1997, the Fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable to that class. Since January 2, 1997 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -29.04% and -11.42%, respectively.

--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


             Past performance is not predictive of future results.


TEMPLETON PACIFIC GROWTH FUND



AVERAGE ANNUAL TOTAL RETURN
10/31/99

CLASS A
---------------------------------------

1-Year                          +23.65%

5-Year                           -6.27%

Since Inception (9/20/91)        +2.27%


AVERAGE ANNUAL TOTAL RETURN
10/31/99

CLASS C
---------------------------------------

1-Year                          +28.29%

Since Inception (1/2/97)        -12.66%

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charges, Fund expenses, account fees, and reinvested distributions.


CLASS A (9/20/91 - 10/31/99)

The following line graph compares the performance of Templeton Pacific Growth Fund's Class A shares to that of the Morgan Stanley Capital International Pacific Index, based on a $10,000 investment from 9/20/91 to 10/31/99.

                      Templeton             MSCI
                    Pacific Growth      Pacific Index
                      Fund - A

         9/20/91        $ 9,426            $10,000
            9/91        $ 9,444            $10,250
          Oct-91        $ 9,482            $10,688
          Nov-91        $ 9,426            $10,002
          Dec-91        $ 9,768            $10,311
          Jan-92        $ 9,816            $ 9,913
          Feb-92        $10,015            $ 9,220
          Mar-92        $ 9,816            $ 8,345
          Apr-92        $ 9,968            $ 7,964
          May-92        $10,452            $ 8,587
          Jun-92        $10,819            $ 7,914
          Jul-92        $10,160            $ 7,806
          Aug-92        $ 9,893            $ 8,877
          Sep-92        $ 9,931            $ 8,675
          Oct-92        $10,409            $ 8,371
          Nov-92        $10,313            $ 8,530
          Dec-92        $10,125            $ 8,434
          Jan-93        $10,293            $ 8,420
          Feb-93        $10,718            $ 8,831
          Mar-93        $10,718            $ 9,899
          Apr-93        $11,458            $11,478
          May-93        $12,012            $11,814
          Jun-93        $11,757            $11,622
          Jul-93        $12,007            $12,311
          Aug-93        $12,725            $12,677
          Sep-93        $12,865            $12,205
          Oct-93        $14,412            $12,478
          Nov-93        $14,342            $10,719
          Dec-93        $16,294            $11,468
          Jan-94        $16,465            $12,797
          Feb-94        $15,941            $13,129
          Mar-94        $14,693            $12,406
          Apr-94        $14,904            $12,945
          May-94        $15,599            $13,255
          Jun-94        $15,114            $13,690
          Jul-94        $15,520            $13,398
          Aug-94        $16,210            $13,633
          Sep-94        $15,530            $13,294
          Oct-94        $15,631            $13,632
          Nov-94        $14,464            $12,874
          Dec-94        $14,553            $12,962
          Jan-95        $13,295            $12,146
          Feb-95        $13,898            $11,847
          Mar-95        $14,293            $12,759
          Apr-95        $14,470            $13,304
          May-95        $15,021            $12,774
          Jun-95        $14,744            $12,235
          Jul-95        $15,340            $13,119
          Aug-95        $15,152            $12,627
          Sep-95        $15,382            $12,746
          Oct-95        $14,775            $12,128
          Nov-95        $14,786            $12,727
          Dec-95        $15,404            $13,350
          Jan-96        $16,589            $13,375
          Feb-96        $16,523            $13,226
          Mar-96        $16,434            $13,634
          Apr-96        $17,132            $14,330
          May-96        $17,154            $13,710
          Jun-96        $16,917            $13,715
          Jul-96        $16,033            $13,087
          Aug-96        $16,350            $12,745
          Sep-96        $16,735            $13,163
          Oct-96        $16,429            $12,554
          Nov-96        $17,381            $12,896
          Dec-96        $17,229            $12,228
          Jan-97        $16,921            $11,201
          Feb-97        $16,990            $11,436
          Mar-97        $16,192            $11,019
          Apr-97        $16,261            $11,250
          May-97        $17,399            $12,353
          Jun-97        $17,565            $13,120
          Jul-97        $18,033            $12,808
          Aug-97        $15,534            $11,539
          Sep-97        $15,853            $11,497
          Oct-97        $12,418            $10,102
          Nov-97        $11,368            $ 9,548
          Dec-97        $10,720            $ 9,130
          Jan-98        $10,010            $ 9,626
          Feb-98        $11,254            $ 9,973
          Mar-98        $11,126            $ 9,425
          Apr-98        $10,429            $ 9,240
          May-98        $ 9,231            $ 8,614
          Jun-98        $ 8,478            $ 8,599
          Jul-98        $ 8,431            $ 8,450
          Aug-98        $ 7,041            $ 7,453
          Sep-98        $ 7,520            $ 7,430
          Oct-98        $ 9,143            $ 8,718
          Nov-98        $ 9,809            $ 9,120
          Dec-98        $ 9,835            $ 9,376
          Jan-99        $ 9,517            $ 9,445
          Feb-99        $ 9,294            $ 9,262
          Mar-99        $ 9,894            $10,431
          Apr-99        $11,893            $11,130
          May-99        $11,482            $10,469
          Jun-99        $12,635            $11,433
          Jul-99        $12,599            $12,306
          Aug-99        $12,293            $12,182
          Sep-99        $11,870            $12,746
          OCT-99        $12,011            $13,241

CLASS C (1/2/97 - 10/31/99)

The following line graph compares the performance of Templeton Pacific Growth Fund's Class C shares to that of the Morgan Stanley Capital International Pacific Index, based on a $10,000 investment from 1/2/97 to 10/31/99.

                     Templeton             MSCI
                   Pacific Growth         Pacific
                      Fund - C             Index

          1/2/97       $ 9,902            $10,000
            1/97       $ 9,731            $ 9,210
          Feb-97       $ 9,764            $ 9,403
          Mar-97       $ 9,298            $ 9,060
          Apr-97       $ 9,331            $ 9,250
          May-97       $ 9,987            $10,157
          Jun-97       $10,071            $10,787
          Jul-97       $10,327            $10,531
          Aug-97       $ 8,882            $ 9,488
          Sep-97       $ 9,059            $ 9,453
          Oct-97       $ 7,102            $ 8,306
          Nov-97       $ 6,504            $ 7,851
          Dec-97       $ 6,128            $ 7,507
          Jan-98       $ 5,734            $ 7,915
          Feb-98       $ 6,442            $ 8,201
          Mar-98       $ 6,375            $ 7,750
          Apr-98       $ 5,967            $ 7,598
          May-98       $ 5,272            $ 7,083
          Jun-98       $ 4,847            $ 7,070
          Jul-98       $ 4,820            $ 6,948
          Aug-98       $ 4,017            $ 6,128
          Sep-98       $ 4,291            $ 6,109
          Oct-98       $ 5,222            $ 7,168
          Nov-98       $ 5,597            $ 7,499
          Dec-98       $ 5,611            $ 7,709
          Jan-99       $ 5,429            $ 7,766
          Feb-99       $ 5,302            $ 7,616
          Mar-99       $ 5,638            $ 8,577
          Apr-99       $ 6,780            $ 9,152
          May-99       $ 6,545            $ 8,608
          Jun-99       $ 7,190            $ 9,401
          Jul-99       $ 7,170            $10,118
          Aug-99       $ 6,995            $10,017
          Sep-99       $ 6,747            $10,480
          OCT-99       $ 6,820            $10,887

             Past performance is not predictive of future results.



ADVISOR CLASS  (9/20/91 - 10/31/99)

The following line graph compares the performance of Templeton Pacific Growth Fund's Advisor Class shares to that of the Morgan Stanley Capital International Pacific Index, based on a $10,000 investment from 9/20/91 to 10/31/99.

                       Templeton
                     Pacific Growth
                     Fund - Advisor     FundStation       MSCI Pacific
                         Class            Perform             Index

         9/20/91        $10,000                             $10,000
            9/91        $10,020                             $10,250
          Oct-91        $10,060                             $10,688
          Nov-91        $10,000                             $10,002
          Dec-91        $10,364                             $10,311
          Jan-92        $10,414                             $ 9,913
          Feb-92        $10,626                             $ 9,220
          Mar-92        $10,414                             $ 8,345
          Apr-92        $10,575                             $ 7,964
          May-92        $11,089                             $ 8,587
          Jun-92        $11,479                             $ 7,914
          Jul-92        $10,780                             $ 7,806
          Aug-92        $10,496                             $ 8,877
          Sep-92        $10,537                             $ 8,675
          Oct-92        $11,043                             $ 8,371
          Nov-92        $10,942                             $ 8,530
          Dec-92        $10,742                             $ 8,434
          Jan-93        $10,920                             $ 8,420
          Feb-93        $11,371                             $ 8,831
          Mar-93        $11,371                             $ 9,899
          Apr-93        $12,157                             $11,478
          May-93        $12,744                             $11,814
          Jun-93        $12,474                             $11,622
          Jul-93        $12,738                             $12,311
          Aug-93        $13,501                             $12,677
          Sep-93        $13,649                             $12,205
          Oct-93        $15,290                             $12,478
          Nov-93        $15,216                             $10,719
          Dec-93        $17,287                             $11,468
          Jan-94        $17,468                             $12,797
          Feb-94        $16,913                             $13,129
          Mar-94        $15,588                             $12,406
          Apr-94        $15,812                             $12,945
          May-94        $16,550                             $13,255
          Jun-94        $16,035                             $13,690
          Jul-94        $16,466                             $13,398
          Aug-94        $17,198                             $13,633
          Sep-94        $16,476                             $13,294
          Oct-94        $16,584                             $13,632
          Nov-94        $15,346                             $12,874
          Dec-94        $15,440                             $12,962
          Jan-95        $14,105                             $12,146
          Feb-95        $14,745                             $11,847
          Mar-95        $15,164                             $12,759
          Apr-95        $15,352                             $13,304
          May-95        $15,936                             $12,774
          Jun-95        $15,643                             $12,235
          Jul-95        $16,275                             $13,119
          Aug-95        $16,075                             $12,627
          Sep-95        $16,320                             $12,746
          Oct-95        $15,676                             $12,128
          Nov-95        $15,687                             $12,727
          Dec-95        $16,343                             $13,350
          Jan-96        $17,600                             $13,375
          Feb-96        $17,529                             $13,226
          Mar-96        $17,435                             $13,634
          Apr-96        $18,176                             $14,330
          May-96        $18,199                             $13,710
          Jun-96        $17,948                             $13,715
          Jul-96        $17,010                             $13,087
          Aug-96        $17,347                             $12,745
          Sep-96        $17,755                             $13,163
          Oct-96        $17,431                             $12,554
          Nov-96        $18,440                             $12,896
          Dec-96        $18,279                             $12,228
          Jan-97        $17,988           -1.59%            $11,201
          Feb-97        $18,060            0.40%            $11,436
          Mar-97        $17,226           -4.62%            $11,019
          Apr-97        $17,298            0.42%            $11,250
          May-97        $18,521            7.07%            $12,353
          Jun-97        $18,682            0.87%            $13,120
          Jul-97        $19,168            2.60%            $12,808
          Aug-97        $16,510          -13.87%            $11,539
          Sep-97        $16,861            2.13%            $11,497
          Oct-97        $13,207          -21.67%            $10,102
          Nov-97        $12,090           -8.46%            $ 9,548
          Dec-97        $11,418           -5.56%            $ 9,130
          Jan-98        $10,675           -6.51%            $ 9,626
          Feb-98        $12,025           12.65%            $ 9,973
          Mar-98        $11,901           -1.03%            $ 9,425
          Apr-98        $11,158           -6.24%            $ 9,240
          May-98        $9,871           -11.54%            $ 8,614
          Jun-98        $9,081            -8.00%            $ 8,599
          Jul-98        $9,044            -0.41%            $ 8,450
          Aug-98        $7,549           -16.53%            $ 7,453
          Sep-98        $8,060             6.77%            $ 7,430
          Oct-98        $9,816            21.79%            $ 8,718
          Nov-98        $10,539            7.36%            $ 9,120
          Dec-98        $10,559            0.19%            $ 9,376
          Jan-99        $10,231           -3.10%            $ 9,445
          Feb-99        $9,993            -2.33%            $ 9,262
          Mar-99        $10,646            6.54%            $10,431
          Apr-99        $12,822           20.43%            $11,130
          May-99        $12,395           -3.33%            $10,469
          Jun-99        $13,639           10.04%            $11,433
          Jul-99        $13,589           -0.37%            $12,306
          Aug-99        $13,275           -2.31%            $12,182
          Sep-99        $12,810           -3.50%            $12,746
          OCT-99        $12,958            1.18%            $13,241

*Source: Morgan Stanley Capital International. The index includes over 400 companies and the five countries of Australia, Hong Kong, Japan, New Zealand, and Singapore. The average company has a market capitalization of about $5.1 billion.

**On January 2, 1997, the Fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable to Advisor Class shares.


AVERAGE ANNUAL TOTAL RETURN 10/31/99

ADVISOR CLASS**
------------------------------------------

1-Year                             +32.15%

5-Year                              -4.83%

Since Inception (9/20/91)           +3.23%


             Past performance is not predictive of future results.


FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Highlights



TEMPLETON PACIFIC GROWTH FUND

                                                                                    CLASS A
                                                  -----------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                  -----------------------------------------------------------------------------
                                                     1999+            1998            1997            1996              1995
                                                  -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ..........     $     7.83       $   10.88       $   14.50       $   14.11          $   15.40
                                                  -----------------------------------------------------------------------------

Income from investment operations:
 Net investment income ......................            .01             .13             .14             .12                .15
 Net realized and unrealized gains (losses) .           2.42           (2.98)          (3.65)           1.41              (1.01)
                                                  -----------------------------------------------------------------------------
Total from investment operations ............           2.43           (2.85)          (3.51)           1.53               (.86)
                                                  -----------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................           (.06)           (.13)           (.11)           (.21)              (.16)
 Net realized gains .........................             --            (.07)             --            (.93)              (.27)
                                                  -----------------------------------------------------------------------------
Total distributions .........................           (.06)           (.20)           (.11)          (1.14)              (.43)
                                                  -----------------------------------------------------------------------------
Net asset value, end of year ................     $    10.20       $    7.83       $   10.88       $   14.50          $   14.11
                                                  =============================================================================

Total return* ...............................          31.23%         (26.37)%        (24.42)%         11.27%             (5.54)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............     $   73,160       $  42,200       $  40,958       $  59,740          $  50,247
Ratios to average net assets:
 Expenses ...................................           1.92%           1.90%           1.63%           1.52%              1.72%
 Net investment income ......................            .10%           1.43%            .97%           1.06%              1.04%
Portfolio turnover rate .....................          39.33%          19.61%          24.79%          13.48%             36.21%


*Total return does not reflect sales commissions.

+Based on average weighted shares outstanding.



FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Highlights (continued)



TEMPLETON PACIFIC GROWTH FUND (CONT.)

                                                                          CLASS C
                                                     ---------------------------------------------------
                                                                    YEAR ENDED OCTOBER 31,
                                                     ---------------------------------------------------
                                                         1999++              1998               1997+
                                                     ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ..........        $     7.80          $    10.81         $    15.10
                                                     ---------------------------------------------------
Income from investment operations:
 Net investment income (loss) ...............              (.07)                .08                .05
 Net realized and unrealized gains (losses) .              2.45               (2.92)             (4.31)
                                                     ---------------------------------------------------
Total from investment operations ............              2.38               (2.84)             (4.26)
                                                     ---------------------------------------------------
Less distributions from:
 Net investment income ......................              (.03)               (.10)              (.03)
 Net realized gains .........................                --                (.07)                --
                                                     ---------------------------------------------------
Total distributions .........................              (.03)               (.17)              (.03)
                                                     ---------------------------------------------------
Net asset value, end of year ................        $    10.15          $     7.80         $    10.81
                                                     ===================================================

Total return* ...............................             30.61%             (26.47)%           (28.28)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............        $   11,925          $    6,183         $    2,307
Ratios to average net assets:
 Expenses ...................................              2.70%               2.63%              2.48%**
 Net investment income (loss) ...............              (.71)%               .67%               .93%**
Portfolio turnover rate .....................             39.33%              19.61%             24.79%


* Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.

** Annualized.

+  For the period January 2, 1997 (effective date) to October 31, 1997.

++ Based on average weighted shares outstanding.


FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Highlights (continued)


TEMPLETON PACIFIC GROWTH FUND (CONT.)

                                                                      ADVISOR CLASS
                                                     ------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                                     ------------------------------------------------
                                                        1999++             1998               1997+
                                                     ------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ..........        $    7.88          $   10.88          $   15.10
                                                     ------------------------------------------------
Income from investment operations:
 Net investment income ......................              .04                .15                .12
 Net realized and unrealized gains (losses) .             2.46              (2.93)             (4.30)
                                                     ------------------------------------------------
Total from investment operations ............             2.50              (2.78)             (4.18)
                                                     ------------------------------------------------
Less distributions from:
 Net investment income ......................             (.07)              (.15)              (.04)
 Net realized gains .........................               --               (.07)                --
                                                     ------------------------------------------------
Total distributions .........................             (.07)              (.22)              (.04)
                                                     ------------------------------------------------
Net asset value, end of year ................        $   10.31          $    7.88          $   10.88
                                                     ================================================

Total return* ...............................            32.15%            (25.68)%           (27.74)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............        $   7,252          $   1,454          $   1,357
Ratios to average net assets:
 Expenses ...................................             1.71%              1.62%              1.48%**
 Net investment income ......................              .40%              1.78%              1.55%**
Portfolio turnover rate .....................            39.33%             19.61%             24.79%


*  Total return is not annualized.

** Annualized.

+  For the period January 2, 1997 (effective date) to October 31, 1997.

++ Based on average weighted shares outstanding.


                       See notes to financial statements.



FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999


                                                                                                      SHARES/
  TEMPLETON PACIFIC GROWTH FUND                                                    COUNTRY            WARRANTS           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        .
  COMMON STOCKS 80.2%

  APPLIANCES & HOUSEHOLD DURABLES 2.4%
  Sony Corp. ..............................................................         Japan                13,900       $ 2,165,715
                                                                                                                      -----------
  BANKING 11.0%
  Australia & New Zealand Banking Group Ltd. ..............................       Australia             127,000           837,554
* Bangkok Bank Public Co. Ltd., fgn. ......................................       Thailand              111,400           259,741
  DBS Group Holdings Ltd. .................................................       Singapore             265,454         2,999,480
  HSBC Holdings PLC .......................................................       Hong Kong              64,320           771,972
  Overseas Union Bank Ltd. ................................................       Singapore             521,323         2,255,996
* Philippine National Bank ................................................      Philippines            186,573           641,272
* PT Bank Bali, fgn. ......................................................       Indonesia             657,020            14,440
* PT Bank Pan Indonesia TBK, fgn. .........................................       Indonesia           2,277,000           266,901
* PT Bank Pan Indonesia TBK, fgn., wts., 6/26/00 ..........................       Indonesia             354,226            13,754
* Thai Farmers Bank Public Co. Ltd. .......................................       Thailand               37,140            35,119
* Thai Farmers Bank Public Co. Ltd., fgn. .................................       Thailand              286,120           403,978
  Westpac Banking Corp. ...................................................       Australia             262,000         1,679,950
                                                                                                                      -----------
                                                                                                                       10,180,157
                                                                                                                      -----------
  BROADCASTING & PUBLISHING .3%
  South China Morning Post Ltd. ...........................................       Hong Kong             368,000           267,611
                                                                                                                      -----------
  BUILDING MATERIALS & COMPONENTS 2.0%
  Gujarat Ambuja Cements Ltd., GDR, Reg S .................................         India                79,900           980,772
* Hi Cement Corp. .........................................................      Philippines          3,551,000           137,972
  Okumura Corp. ...........................................................         Japan               194,000           697,106
                                                                                                                      -----------
                                                                                                                        1,815,850
                                                                                                                      -----------
  BUSINESS & PUBLIC SERVICES 1.0%
  Kurita Water Industries Ltd. ............................................         Japan                51,000           938,291
                                                                                                                      -----------
  CHEMICALS .6%
  Shanghai Petrochemical Co. Ltd., H ......................................         China             2,899,000           593,270
                                                                                                                      -----------
  CONSTRUCTION & HOUSING 2.0%
  Daito Trust Construction Co. Ltd. .......................................         Japan                38,500           575,139
  Fletcher Challenge Building Ltd. ........................................      New Zealand             89,118           110,072
  Road King Infrastructure Ltd. ...........................................       Hong Kong             686,520           446,223
  Toda Corp. ..............................................................         Japan               148,000           744,538
                                                                                                                      -----------
                                                                                                                        1,875,972
                                                                                                                      -----------
  ELECTRICAL & ELECTRONICS 8.0%
  Dongfang Electrical Machinery Co. Ltd., H ...............................         China             1,784,000           151,546
  Fuji Photo Film Co. Ltd. ................................................         Japan                15,000           481,506
  Hitachi Ltd. ............................................................         Japan                99,200         1,071,276
  Johnson Electric Holdings Ltd. ..........................................       Hong Kong             521,300         2,818,019
  Matsushita Electric Industrial Co. Ltd. .................................         Japan                49,000         1,030,615
  Motorola Inc. ...........................................................     United States            19,100         1,861,056
                                                                                                                      -----------
                                                                                                                        7,414,018
                                                                                                                      -----------



FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (CONT.)

                                                                                                      SHARES/
  TEMPLETON PACIFIC GROWTH FUND                                                    COUNTRY            WARRANTS           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        .
  COMMON STOCKS (CONT.)

  ELECTRONIC COMPONENTS & INSTRUMENTS 2.5%
  Hewlett Packard Co. .....................................................     United States            16,200       $ 1,199,812
  VTech Holdings Ltd. .....................................................       Hong Kong             423,000         1,088,873
                                                                                                                      -----------
                                                                                                                        2,288,685
                                                                                                                      -----------
  ENERGY SOURCES .9%
  Woodside Petroleum Ltd. .................................................       Australia             137,000           825,017
                                                                                                                      -----------
  FINANCIAL SERVICES 4.2%
  Commerce Asset-Holding Bhd. .............................................       Malaysia              749,200         1,656,126
* Commerce Asset-Holding Bhd., wts., 6/16/02 ..............................       Malaysia               29,500            24,532
  Nomura Securities Co. Ltd. ..............................................         Japan               116,000         1,912,955
  Public Finance Bhd., fgn. ...............................................       Malaysia              255,000           273,789
                                                                                                                      -----------
                                                                                                                        3,867,402
                                                                                                                      -----------

  FOOD & HOUSEHOLD PRODUCTS .4%
* Charoen Pokphand Feedmill Public Co. Ltd., fgn. .........................       Thailand              166,650           397,197
                                                                                                                      -----------
  FOREST PRODUCTS & PAPER 6.2%
  Amcor Ltd. ..............................................................       Australia             195,500           853,765
* Asia Pulp & Paper Co. Ltd., ADR .........................................       Indonesia             200,000         1,387,500
  Carter Holt Harvey Ltd. .................................................      New Zealand            416,248           526,763
  Fletcher Challenge Paper Ltd. ...........................................      New Zealand             43,100            28,144
  Fort James Corp. ........................................................     United States            10,400           273,650
  Mitsubishi Paper Mills Ltd. .............................................         Japan               360,000           586,432
* PT Tjiwi Kimia TBK ......................................................       Indonesia             408,709           136,236
* PT Tjiwi Kimia TBK, wts., 7/15/02 .......................................       Indonesia              56,765            10,230
* Smurfit-Stone Container Corp. ...........................................     United States            51,600         1,115,850
  Weyerhaeuser Co. ........................................................     United States            13,000           775,938
                                                                                                                      -----------
                                                                                                                        5,694,508
                                                                                                                      -----------
  INDUSTRIAL COMPONENTS 2.7%
  Fuji Heavy Industries Ltd. ..............................................         Japan               296,000         2,512,993
                                                                                                                      -----------
  INSURANCE .8%
  AXA China Region Ltd. ...................................................       Hong Kong             800,000           689,877
                                                                                                                      -----------
  LEISURE & TOURISM .8%
  Toei Co. Ltd. ...........................................................         Japan               166,500           722,734
                                                                                                                      -----------
  MACHINERY & ENGINEERING .9%
  Tata Engineering & Locomotive Co., GDR ..................................         India               128,400           821,760
                                                                                                                      -----------
  MERCHANDISING 1.1%
  Matsuzakaya Co. Ltd. ....................................................         Japan               220,000           811,614
  Takashimaya Co. Ltd. ....................................................         Japan                23,551           211,002
                                                                                                                      -----------
                                                                                                                        1,022,616
                                                                                                                      -----------
  METALS & MINING 5.1%
  Angang New Steel Company Ltd., H ........................................         China             2,435,000           285,199
  Capral Aluminum Ltd. ....................................................       Australia             889,000         1,091,110
  Nittetsu Mining Co. Ltd. ................................................         Japan               235,000           607,992



FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (CONT.)

                                                                                                      SHARES/
  TEMPLETON PACIFIC GROWTH FUND                                                    COUNTRY            WARRANTS           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        .
  COMMON STOCKS (CONT.)

  METALS & MINING (CONT.)
  Pohang Iron & Steel Co. Ltd. ............................................      South Korea             11,100       $ 1,365,869
  WMC Ltd. ................................................................       Australia             305,319         1,309,422
                                                                                                                      -----------
                                                                                                                        4,659,592
                                                                                                                      -----------
  MISC MATERIALS & COMMODITIES .4%
  Golden Hope Plantations Bhd. ............................................       Malaysia              451,000           360,800
                                                                                                                      -----------
  MULTI-INDUSTRY 7.2%
  Broken Hill Proprietary Co. Ltd. ........................................       Australia              96,800           999,744
  Cheung Kong Holdings Ltd. ...............................................       Hong Kong             170,300         1,545,292
  Cheung Kong Infrastructure Holdings Ltd. ................................       Hong Kong             482,000           911,951
  Hicom Holdings Bhd. .....................................................       Malaysia              295,000           184,763
  Hutchison Whampoa Ltd. ..................................................       Hong Kong              83,000           833,258
  SIME Darby Bhd. .........................................................       Malaysia              327,600           391,396
  Swire Pacific Ltd., A ...................................................       Hong Kong              62,500           309,705
  Wheelock and Company Ltd. ...............................................       Hong Kong           1,329,000         1,505,271
                                                                                                                      -----------
                                                                                                                        6,681,380
                                                                                                                      -----------
  REAL ESTATE 4.8%
  City Developments Ltd. ..................................................       Singapore             290,200         1,500,012
* Filinvest Land inc. .....................................................      Philippines         11,177,000           946,496
  Hon Kwok Land Investment Co. Ltd. .......................................       Hong Kong           1,708,364           108,841
* Hon Kwok Land Investment Co. Ltd, wts., 10/27/00 ........................       Hong Kong             341,672             4,442
  New World Development Co. Ltd. ..........................................       Hong Kong             536,664         1,015,376
  Parkway Holdings Ltd. ...................................................       Singapore             476,000           875,442
                                                                                                                      -----------
                                                                                                                        4,450,609
                                                                                                                      -----------
  TELECOMMUNICATIONS 7.7%
  Cable & Wireless HKT Ltd. ...............................................       Hong Kong             566,669         1,294,597
  Nippon Telegraph & Telephone Corp. ......................................         Japan                   126         1,931,775
  PT Indosat, ADR .........................................................       Indonesia             103,000         1,641,562
  SK Telecom Co. Ltd., ADR ................................................      South Korea            104,225         1,361,439
  Smartone Telecommunications Holdings Ltd. ...............................       Hong Kong             252,000           888,706
                                                                                                                      -----------
                                                                                                                        7,118,079
                                                                                                                      -----------
  TEXTILES & APPAREL 1.3%
* Fruit of the Loom Ltd. ..................................................     United States            42,500           114,219
  Nisshinbo Industries Inc. ...............................................         Japan               171,000           914,316
* PT Indorama Synthetics ..................................................       Indonesia             733,862           182,793
                                                                                                                      -----------
                                                                                                                        1,211,328
                                                                                                                      -----------
  TRANSPORTATION 4.9%
  Guangshen Railway Co. Ltd., H, ADR ......................................         China                28,000           161,000
  Hitachi Zosen Corp. .....................................................         Japan               385,000           320,956
  Hong Kong Ferry Holdings Co. Ltd. .......................................       Hong Kong           1,037,000         1,054,418
  Malaysian International Shipping Corp., fgn. ............................       Malaysia              317,333           475,999
  Mayne Nickless Ltd., A ..................................................       Australia             199,000           538,955
  Singapore Airlines Ltd., fgn. ...........................................       Singapore             165,500         1,750,691
  Tranz Rail Holdings Ltd., ADR ...........................................      New Zealand             49,800           261,450
                                                                                                                      -----------
                                                                                                                        4,563,469
                                                                                                                      -----------


FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (CONT.)

                                                                                                      SHARES/
  TEMPLETON PACIFIC GROWTH FUND                                                    COUNTRY            WARRANTS           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        .
  COMMON STOCKS (CONT.)

  UTILITIES ELECTRICAL & GAS .3%
  CLP Holdings Ltd. .......................................................       Hong Kong              69,000       $   316,159
                                                                                                                      -----------
  WHOLESALE & INTERNATIONAL TRADE .7%
  Mitsubishi Corp. ........................................................         Japan                86,000           618,053
                                                                                                                      -----------
  TOTAL COMMON STOCKS (COST $73,762,431) ..................................                                            74,073,142
                                                                                                                      -----------


                                                                                                     PRINCIPAL
                                                                                                      AMOUNT**
                                                                                                      --------
(a) REPURCHASE AGREEMENT (COST $17,686,000) 19.2%
    Deutsche Morgan Grenfell, 5.23%, 11/01/99 (Maturity Value $17,693,708)
     Collateralized by U.S. Treasury Notes and Bonds ......................     United States       $17,686,000        17,686,000
                                                                                                                      -----------
   TOTAL INVESTMENTS (COST $91,448,431) 99.4% .............................                                            91,759,142
   OTHER ASSETS, LESS LIABILITIES .6% .....................................                                               578,013
                                                                                                                      -----------
   TOTAL NET ASSETS 100.0% ................................................                                           $92,337,155
                                                                                                                      ===========


*   Non-income producing securities.

**  Securities denominated in U.S. dollars.

(a) See note 1(c) regarding repurchase agreements.


                       See notes to financial statements.



FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Highlights




TEMPLETON FOREIGN SMALLER COMPANIES FUND


                                                                                             CLASS A
                                                         -------------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                         -------------------------------------------------------------------------
                                                           1999+            1998             1997            1996           1995
                                                         -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ...................   $  12.33         $  15.06         $  14.18         $ 13.23        $ 13.83
                                                         -------------------------------------------------------------------------
Income from investment operations:
 Net investment income ...............................        .24              .26              .27             .35            .25
 Net realized and unrealized gains (losses) ..........       2.13            (2.08)            1.64            1.88           (.08)
                                                         -------------------------------------------------------------------------
Total from investment operations .....................       2.37            (1.82)            1.91            2.23            .17
                                                         -------------------------------------------------------------------------
Less distributions from:
 Net investment income ...............................       (.27)            (.24)            (.32)           (.25)          (.19)
 Net realized gains ..................................         --             (.67)            (.71)          (1.03)          (.58)
                                                         -------------------------------------------------------------------------
Total distributions ..................................       (.27)            (.91)           (1.03)          (1.28)          (.77)
                                                         -------------------------------------------------------------------------
Net asset value, end of year .........................   $  14.43         $  12.33         $  15.06         $ 14.18        $ 13.23
                                                         =========================================================================

Total return* ........................................      19.51%          (12.64)%          14.25%          18.49%          1.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $102,684         $113,964         $121,619         $67,967        $50,947
Ratios to average net assets:
 Expenses ............................................       1.65%            1.48%            1.48%           1.53%          1.63%
 Expenses, excluding waiver and payments by affiliates       1.65%            1.50%            1.58%           1.53%          1.63%
 Net investment income ...............................       1.78%            1.23%            2.01%           2.50%          1.86%
Portfolio turnover rate ..............................      18.76%           22.82%           33.62%          40.46%          9.12%





*Total return does not reflect sales commissions.
+Based on average weighted shares outstanding.




FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Highlights (continued)



TEMPLETON FOREIGN SMALLER COMPANIES FUND (CONT.)

                                                                                      CLASS B
                                                                                  -----------------
                                                                                    PERIOD ENDED
                                                                                  OCTOBER 31, 1999+
                                                                                  -----------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the period)
Net asset value, beginning of period..........................................       $12.44
                                                                                     ------
Income from investment operations:
 Net investment income .......................................................          .08
 Net realized and unrealized gains ...........................................         1.89
                                                                                     ------
Total from investment operations .............................................         1.97
                                                                                     ------
Less distributions from net investment income ................................         (.06)
                                                                                     ------
Net asset value, end of period ...............................................       $14.35
                                                                                     ======

Total return* ................................................................        15.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................................         $201
Ratios to average net assets:
 Expenses ....................................................................         1.99%**
 Net investment income .......................................................          .59%**
Portfolio turnover rate ......................................................        18.76%**




* Total return does not reflect the contingent deferred sales charge and is not annualized.

** Annualized.

+  For the period January 1, 1999 (effective date) to October 31, 1999.

++ Based on average weighted shares outstanding.


FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Highlights (continued)



TEMPLETON FOREIGN SMALLER COMPANIES FUND (CONT.)



                                                               CLASS C
                                                       ----------------------
                                                       YEAR ENDED OCTOBER 31,
                                                       ----------------------
                                                       1999++           1998+
                                                       ------           -----
PER SHARE OPERATING PERFORMANCE

(For a share outstanding throughout the year)
Net asset value, beginning of year ...........       $ 12.32         $ 14.23
                                                     -------         -------
Income from investment operations:
 Net investment income .......................           .13             .01
 Net realized and unrealized gains (losses) ..          2.11           (1.92)
                                                     -------         -------
Total from investment operations .............          2.24           (1.91)
                                                     -------         -------
Less distributions from net investment income           (.20)             --
                                                     -------         -------
Net asset value, end of year .................       $ 14.36         $ 12.32
                                                     =======         =======

Total return* ................................         18.46%         (13.42)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..............       $   631         $   450
Ratios to average net assets:
 Expenses ....................................          2.40%           2.54%**
 Net investment income .......................           .94%           1.08%**
Portfolio turnover rate ......................         18.76%          22.82%

* Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
** Annualized.
+  For the period July 1, 1998 (effective date) to October 31, 1998.
++ Based on average weighted shares outstanding.


FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Highlights (continued)



TEMPLETON FOREIGN SMALLER COMPANIES FUND (CONT.)



                                                                              ADVISOR CLASS
                                                             -----------------------------------------------
                                                                          YEAR ENDED OCTOBER 31,
                                                             -----------------------------------------------
                                                                 1999++            1998               1997+
                                                             -----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ...................       $    12.34        $    15.09         $    14.00
                                                             ----------        ----------         ----------
Income from investment operations:
 Net investment income ...............................              .26               .32                .20
 Net realized and unrealized gains (losses) ..........             2.14             (2.13)               .98
                                                             ----------        ----------         ----------
Total from investment operations .....................             2.40             (1.81)              1.18
                                                             ----------        ----------         ----------
Less distributions from:
 Net investment income ...............................             (.29)             (.27)              (.09)
 Net realized gains ..................................               --              (.67)                --
                                                             ----------        ----------         ----------
Total distributions ..................................             (.29)             (.94)              (.09)
                                                             ----------        ----------         ----------
Net asset value, end of year .........................       $    14.45        $    12.34         $    15.09
                                                             ==========        ==========         ==========

Total return* ........................................            19.81%           (12.55)%             8.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................       $    9,841        $   12,402         $    3,726
Ratios to average net assets:
 Expenses ............................................             1.43%             1.31%              1.24%**
 Expenses, excluding waiver and payments by affiliates             1.43%             1.33%              1.36%**
 Net investment income ...............................             1.94%             1.43%              2.66%**
Portfolio turnover rate ..............................            18.76%            22.82%             33.62%





* Total return is not annualized.
**Annualized.
+ For the period January 2, 1997 (effective date) to October 31, 1997. ++Based on average weighted shares outstanding.



                       See notes to financial statements.



FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999


  TEMPLETON FOREIGN SMALLER COMPANIES FUND                                    COUNTRY                   SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 93.4%

  APPLIANCES & HOUSEHOLD DURABLES 1.2%
  Fisher & Paykel Ltd. ..........................................            New Zealand                268,571           $  815,705
  Guangdong Kelon Electrical Holdings Ltd., H, 144A .............               China                   440,000              390,759
  Konka Group Co. Ltd., B .......................................               China                   329,760              186,749
                                                                                                                          ----------
                                                                                                                           1,393,213
                                                                                                                          ----------
  AUTOMOBILES 2.0%
  Bilia AB, A ...................................................               Sweden                  115,500              981,404
  Volvo AB, B ...................................................               Sweden                   51,000            1,315,518
                                                                                                                          ----------
                                                                                                                           2,296,922
                                                                                                                          ----------
  BANKING 3.1%
  Banco de Andalucia SA .........................................               Spain                    10,000              355,255
  Banco de Valencia SA ..........................................               Spain                    33,198              293,099
  Bank Austria AG, 144A .........................................              Austria                   24,250            1,204,815
  BPI Socieda de Gestora de Participacoes Socias SA .............              Portugal                  60,060              239,879
  Unibanco Uniao de Bancos Brasileiros SA, GDR ..................               Brazil                   27,500              635,938
  Union Bank of Norway, Primary Capital Cert. ...................               Norway                   38,700              853,466
                                                                                                                          ----------
                                                                                                                           3,582,452
                                                                                                                          ----------
  BROADCASTING & PUBLISHING 2.9%
  Cordiant Communications Group PLC .............................           United Kingdom              234,600              681,372
  GTC Transcontinental Group Ltd., B ............................               Canada                  200,000            2,597,049
                                                                                                                          ----------
                                                                                                                           3,278,421
                                                                                                                          ----------
  BUILDING MATERIALS & COMPONENTS 6.7%
  Caradon PLC ...................................................           United Kingdom              542,794            1,282,569
  Danske Traelast AS ............................................              Denmark                   14,000            1,257,070
  Gujarat Ambuja Cements Ltd., GDR ..............................               India                   150,000            1,866,962
  Sarna Kunststoff Holding AG ...................................            Switzerland                    330              360,603
  Schuttersveld NV ..............................................            Netherlands                 42,295              637,917
 *Siam City Cement Public Co. Ltd., fgn .........................              Thailand                 284,513            1,046,654
  Uralita SA ....................................................               Spain                   149,431            1,127,686
                                                                                                                          ----------
                                                                                                                           7,579,461
                                                                                                                          ----------
  BUSINESS & PUBLIC SERVICES 3.5%
  *Adecco SA ....................................................            Switzerland                  1,855            1,121,076
  Esselte AB, B .................................................               Sweden                   13,100               87,458
  Kardex AG, Br. ................................................            Switzerland                  3,905            1,102,021
  Lex Service PLC ...............................................           United Kingdom              196,000            1,482,656
  Sifo Group AB .................................................               Sweden                   30,750              194,096
                                                                                                                          ----------
                                                                                                                           3,987,307
                                                                                                                          ----------
  CHEMICALS 5.1%
  Cookson Group PLC .............................................           United Kingdom              564,000            1,758,393
  DSM NV, Br. ...................................................            Netherlands                 43,200            1,634,592
  Energia e Industrias Aragonesas Eia SA ........................               Spain                   196,000            1,060,929
  Yule Catto & Company PLC ......................................           United Kingdom              286,600            1,354,416
                                                                                                                          ----------
                                                                                                                           5,808,330
                                                                                                                          ----------
  CONSTRUCTION & HOUSING 2.2%
  Grupo Dragados SA .............................................               Spain                    76,800              812,856
  Leighton Holdings Ltd. ........................................             Australia                 316,700            1,150,359



FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (CONT.)


  TEMPLETON FOREIGN SMALLER COMPANIES FUND                                   COUNTRY                   SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)

  CONSTRUCTION & HOUSING (CONT.)
  Sirti SpA ..................................................                Italy                     63,700            $  344,400
 *Sociedade Construcoes Soares da Costa SA, Br. ..............               Portugal                   57,487               183,078
                                                                                                                          ----------
                                                                                                                           2,490,693
                                                                                                                          ----------
  ELECTRICAL & ELECTRONICS 4.2%
  Koninklijke Philips Electronics NV .........................             Netherlands                  18,400             1,885,583
 *Meto AG ....................................................               Germany                    13,100               101,770
  Techtronic Industries Co. Ltd. .............................              Hong Kong                6,498,000             1,154,159
  Varitronix International Ltd. ..............................              Hong Kong                  760,000             1,638,458
                                                                                                                          ----------
                                                                                                                           4,779,970
                                                                                                                          ----------
  ELECTRONIC COMPONENTS & INSTRUMENTS 2.7%
  Swisslog Holding AG ........................................             Switzerland                   5,500               865,410
  Twentsche Kabel Holdings NV ................................             Netherlands                  37,711             1,070,175
  VTech Holdings Ltd. ........................................              Hong Kong                  429,000             1,104,318
                                                                                                                          ----------
                                                                                                                           3,039,903
                                                                                                                          ----------
  ENERGY SOURCES 1.7%
 *Ranger Oil Ltd. ............................................                Canada                    94,645               363,549
  Societe Elf Aquitaine SA, Br. ..............................                France                         3                   441
  Total Fina SA, B ...........................................                France                    11,305             1,526,852
                                                                                                                          ----------
                                                                                                                           1,890,842
                                                                                                                          ----------
  FINANCIAL SERVICES 3.2%
  Dah Sing Financial Holdings Ltd. ...........................              Hong Kong                  549,600             2,192,882
  Housing Development Finance Corp. Ltd. .....................                India                    200,000             1,216,870
  Mutual Risk Management Ltd. ................................               Bermuda                    11,350               171,669
                                                                                                                          ----------
                                                                                                                           3,581,421
                                                                                                                          ----------
  FOOD & HOUSEHOLD PRODUCTS 6.2%
  Geest PLC ..................................................            United Kingdom               218,700             1,641,811
  Hazlewood Foods PLC ........................................            United Kingdom               832,000             1,276,492
  Illovo Sugar Ltd. ..........................................             South Africa                700,000               723,352
  McBride PLC ................................................            United Kingdom               314,100               438,097
  National Foods Ltd. ........................................              Australia                  841,683             1,555,454
  Perkins Foods PLC ..........................................            United Kingdom               729,200             1,358,081
                                                                                                                          ----------
                                                                                                                           6,993,287
                                                                                                                          ----------
  FOREST PRODUCTS & PAPER 2.1%
  Cartiere Burgo SpA .........................................                Italy                    185,138             1,360,957
  Primex Forest Products Ltd. ................................                Canada                   241,392               820,559
  Stora Enso OYJ, R ..........................................               Finland                    19,352               254,249
                                                                                                                          ----------
                                                                                                                           2,435,765
                                                                                                                          ----------
  HEALTH & PERSONAL CARE 4.3%
  Internatio-Muller NV .......................................             Netherlands                  62,500             1,175,862
  Moulin International Holdings Ltd. .........................              Hong Kong               11,900,000             1,133,406
  Nycomed Amersham PLC .......................................            United Kingdom               140,305               858,507
  Ono Pharmaceutical Co Ltd. .................................                Japan                     53,000             1,726,715
                                                                                                                          ----------
                                                                                                                           4,894,490
                                                                                                                          ----------


FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (CONT.)


  TEMPLETON FOREIGN SMALLER COMPANIES FUND                                   COUNTRY                   SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)

  INDUSTRIAL COMPONENTS 4.0%
  Granges AB ...........................................                  Sweden                      47,656             $   911,100
  Sylea SA .............................................                  France                      17,240                 942,245
  Weir Group PLC .......................................              United Kingdom                 414,100               1,739,516
  Yamato Kogyo Co. Ltd. ................................                  Japan                      192,000                 888,616
                                                                                                                         -----------
                                                                                                                           4,481,477
                                                                                                                         -----------
  INSURANCE .8%
  Ace Ltd. .............................................                 Bermuda                      26,400                 513,150
  HIH Insurance Ltd. ...................................                Australia                    401,107                 380,853
                                                                                                                         -----------
                                                                                                                             894,003
                                                                                                                         -----------
  LEISURE & TOURISM .7%
  Kuoni Reisen Holding AG, B ...........................               Switzerland                       200                 853,186
                                                                                                                         -----------
  MACHINERY & ENGINEERING 2.6%
  Arcadis NV ...........................................               Netherlands                   172,735               1,397,958
  Laird Group PLC ......................................              United Kingdom                 351,900               1,495,555
                                                                                                                         -----------
                                                                                                                           2,893,513
                                                                                                                         -----------
  MERCHANDISING 15.1%
  Best Denki Co. Ltd. ..................................                  Japan                      137,000               1,411,221
  Giordano International Ltd. ..........................                Hong Kong                  6,377,000               6,771,382
  Li & Fung Ltd. .......................................                Hong Kong                  2,000,000               3,410,773
  Northwest Company Fund ...............................                  Canada                     148,750               1,345,010
  Sa des Galeries Lafayette ............................                  France                      20,600               3,031,227
  Somerfield PLC .......................................              United Kingdom                 260,400                 544,797
  Storehouse ...........................................              United Kingdom                 202,561                 236,823
  Vendex KBB NV ........................................               Netherlands                    10,692                 311,850
                                                                                                                         -----------
                                                                                                                          17,063,083
                                                                                                                         -----------
  METALS & MINING 7.1%
  Arbed SA .............................................                Luxembourg                     7,172                 659,586
  Boehler-Uddeholm AG ..................................                 Austria                      15,350                 642,118
  Boehler-Uddeholm AG, 144A ............................                 Austria                       3,390                 141,810
  Elkem ASA, A .........................................                  Norway                      96,500               1,666,847
  Iluka Resources Ltd. .................................                Australia                    520,100               1,226,307
  Pechiney SA, A .......................................                  France                      40,441               2,261,292
  Pohang Iron & Steel Co. Ltd. .........................               South Korea                     7,250                 892,122
  PT Timah TBK .........................................                Indonesia                    709,000                 560,967
                                                                                                                         -----------
                                                                                                                           8,051,049
                                                                                                                         -----------
  MULTI-INDUSTRY 3.0%
  Elementis PLC ........................................              United Kingdom                 705,000               1,151,053
  Nagron Nationaal Grondbezit NV .......................               Netherlands                    45,400               1,045,016
  Saha Union Public Co. Ltd., fgn. .....................                 Thailand                    634,000                 217,630
  Zehnder Holding AG, Br ...............................               Switzerland                     1,820                 967,513
                                                                                                                         -----------
                                                                                                                           3,381,212
                                                                                                                         -----------



FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (CONT.)


TEMPLETON FOREIGN SMALLER COMPANIES FUND                                          COUNTRY                 SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCK (CONT.)

  TEXTILES & APPAREL .9%
  Gamma Holding NV ......................................................        Netherlands               16,800       $    670,990
  *Yizheng Chemical Fibre Co. Ltd., H ...................................           China               1,225,000            335,044
                                                                                                                         -----------
                                                                                                                           1,006,034
                                                                                                                         -----------
  TRANSPORTATION 4.8%
  *Anangel-American Shipholdings Ltd., ADR ..............................           Greece                118,000            678,500
  *Neptune Orient Lines Ltd. ............................................         Singapore               547,000            792,325
  *Orient Overseas International Ltd. ...................................         Hong Kong             4,015,000          1,653,646
  Sea Containers Ltd., A ................................................       United Kingdom             44,500          1,301,625
  Stolt Nielsen SA, ADR .................................................           Norway                 66,800          1,047,925
                                                                                                                         -----------
                                                                                                                           5,474,021
                                                                                                                         -----------
  UTILITIES ELECTRICAL & GAS 3.3%
  Endesa SA .............................................................           Spain                  97,170          1,943,543
  Evn AG ................................................................          Austria                  8,350          1,197,960
  Guangdong Electric Power Development Co Ltd., B .......................           China               1,195,896            554,119
                                                                                                                         -----------
                                                                                                                           3,695,622
                                                                                                                         -----------
  TOTAL COMMON STOCKS (COST $89,112,600) ................................                                                105,825,677
                                                                                                                         -----------
  PREFERRED STOCKS 5.1%
  Ballast Nedam NV, pfd. ................................................        Netherlands                5,563            137,112
  Confab Industrial SA, pfd. ............................................           Brazil              1,081,200            609,283
  Fertilizantes Fosfatados SA, pfd. .....................................           Brazil            254,684,000            784,145
  News Corp. Ltd., pfd. .................................................         Australia               152,204          1,029,766
  Telemig Celular Participacoes SA, ADR, pfd. ...........................           Brazil                 53,918          1,479,375
  Tele Leste Celular Participacoes SA, ADR, pfd. ........................           Brazil                 24,281            737,535
  Tele Sudeste Celular Participacoes SA, pfd. ...........................           Brazil             57,573,000            234,185
  Weg SA, pfd. ..........................................................           Brazil              1,755,900            809,585
                                                                                                                         -----------
  TOTAL PREFERRED STOCKS (COST $6,134,080) ..............................                                                  5,820,986
                                                                                                                         -----------
  TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $95,246,680) ......                                                111,646,663
                                                                                                                         -----------


                                                                                                        PRINCIPAL
                                                                                                        AMOUNT**
                                                                                                        ---------
(a)REPURCHASE AGREEMENT (COST $445,000) .4%
   Paine Webber Group Inc., 5.22%, 11/01/99 (Maturity Value $445,194)
   Collateralized by U.S. Treasury Notes and Bonds...........................   United States             $445,000           445,000
                                                                                                                        ------------
   TOTAL INVESTMENTS (COST $95,691,680) 98.9% ...............................                                            112,091,663
   OTHER ASSETS, LESS LIABILITIES 1.1%.......................................                                              1,264,612
                                                                                                                        ------------
   TOTAL NET ASSETS 100.0% ..................................................                                           $113,356,275
                                                                                                                        ============

*   Non-income producing securities.
**  Securities denominated in U.S. dollars.
(a) See note 1(c) regarding repurchase agreements.



                       See notes to financial statements.


FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1999

                                                                                         TEMPLETON                      TEMPLETON
                                                                                          PACIFIC                    FOREIGN SMALLER
                                                                                        GROWTH FUND                   COMPANIES FUND
                                                                                       ---------------------------------------------
Assets:
 Investments in securities:
  Cost ...............................................................                 $  73,762,431                  $  95,246,680
                                                                                       ---------------------------------------------
  Value ..............................................................                    74,073,142                    111,646,663
 Repurchase agreement, at value and cost .............................                    17,686,000                        445,000
 Cash ................................................................                            --                        662,940
 Receivables:
  Investment securities sold .........................................                            --                        785,915
  Beneficial shares sold .............................................                     2,411,049                        131,163
  Dividends and interest .............................................                        86,819                        413,386
                                                                                       ---------------------------------------------
     Total assets .....................................................                    94,257,010                    114,085,067
                                                                                       ---------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ....................................                       428,448                          1,223
  Beneficial shares redeemed .........................................                     1,271,306                        442,885
  To affiliates ......................................................                       156,969                        196,997
  To shareholders ....................................................                         7,679                             --
 Funds advanced by custodian .........................................                        13,797                             --
 Accrued expenses ....................................................                        41,656                         87,687
                                                                                       ---------------------------------------------
     Total liabilities ...............................................                     1,919,855                        728,792
                                                                                       ---------------------------------------------
Net assets, at value .................................................                 $  92,337,155                  $ 113,356,275
                                                                                       =============================================
Net assets consist of:
 Undistributed net investment income .................................                 $          --                  $   1,293,703
 Net unrealized appreciation .........................................                       310,711                     16,399,983
 Accumulated net realized loss .......................................                    (6,592,780)                   (13,708,711)
 Beneficial shares ...................................................                    98,619,224                    109,371,300
                                                                                       ---------------------------------------------
Net assets, at value .................................................                 $  92,337,155                  $ 113,356,275
                                                                                       =============================================

                       See notes to financial statements.



FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 1999

                                                                                         TEMPLETON                      TEMPLETON
                                                                                          PACIFIC                    FOREIGN SMALLER
                                                                                        GROWTH FUND                   COMPANIES FUND
                                                                                       ---------------------------------------------
CLASS A:
 Net assets, at value ..............................................................    $ 73,159,658                  $102,684,097
                                                                                       =============================================
 Shares outstanding ................................................................       7,169,648                     7,116,695
                                                                                       =============================================
 Net asset value per share .........................................................    $      10.20                  $      14.43
                                                                                       =============================================
 Maximum offering price per share (Net asset value per share / 94.25%) .............    $      10.82                  $      15.31
                                                                                       =============================================
CLASS B:
 Net assets, at value ..............................................................                                 $     200,592
                                                                                                                      ==============
 Shares outstanding ................................................................                                        13,981
                                                                                                                      ==============
 Net asset value and maximum offering price per share* .............................                                 $       14.35
                                                                                                                      ==============
CLASS C:
 Net assets, at value ..............................................................    $ 11,925,284                  $    630,754
                                                                                       =============================================
 Shares outstanding ................................................................       1,174,763                        43,911
                                                                                       =============================================
 Net asset value per share* ........................................................    $      10.15                  $      14.36
                                                                                       =============================================
 Maximum offering price per share (Net asset value per share / 99.00%) .............    $      10.25                  $      14.51
                                                                                       =============================================
ADVISOR CLASS:
 Net assets, at value ..............................................................    $  7,252,213                  $  9,840,832
                                                                                       =============================================
 Shares outstanding ................................................................         703,088                       680,990
                                                                                       =============================================
 Net asset value and maximum offering price per share ..............................    $      10.31                  $      14.45
                                                                                       =============================================




*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Statements (continued)


STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1999


                                                                                                 TEMPLETON              TEMPLETON
                                                                                                  PACIFIC            FOREIGN SMALLER
                                                                                                GROWTH FUND           COMPANIES FUND
                                                                                               -------------------------------------
Investment Income:
 Dividends* ........................................................................           $  1,106,168            $  3,754,737
 Interest ..........................................................................                163,582                 297,874
                                                                                               -------------------------------------
Total investment income ............................................................           $  1,269,750            $  4,052,611
                                                                                               -------------------------------------
Expenses:
 Management fees (Note 3) ..........................................................                629,459               1,166,255
 Distribution fees (Note 3)
  Class A ..........................................................................                110,336                 236,572
  Class B ..........................................................................                     --                     652
  Class C ..........................................................................                 87,886                   5,164
 Transfer agent fees (Note 3) ......................................................                231,000                 335,000
 Custodian fees ....................................................................                 46,200                  61,200
 Reports to shareholders ...........................................................                 55,700                  60,100
 Registration and filing fees ......................................................                 96,600                  46,300
 Professional fees .................................................................                 11,200                  15,500
 Trustees' fees and expenses .......................................................                  3,600                   7,000
 Other .............................................................................                    834                   4,329
                                                                                               -------------------------------------
Total expenses .....................................................................              1,272,815               1,938,072
                                                                                               -------------------------------------
 Net investment income (loss) ......................................................           $     (3,065)           $  2,114,539
                                                                                               -------------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
   Investments .....................................................................                157,622              (5,502,033)
   Foreign currency transactions ...................................................                (53,275)               (150,864)
                                                                                               -------------------------------------
   Net realized gain (loss) ........................................................                104,347              (5,652,897)
   Net unrealized appreciation on investments ......................................             17,711,991              24,688,618
                                                                                               -------------------------------------
Net realized and unrealized gain ...................................................             17,816,338              19,035,721
                                                                                               -------------------------------------
Net increase in net assets resulting from operations ...............................           $ 17,813,273            $ 21,150,260
                                                                                               =====================================






*Net of foreign taxes of $96,066 and $438,683 for the Pacific Growth Fund and Foreign Smaller Companies Fund, respectively.



                       See notes to financial statements.


FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 1999 AND 1998


                                                                     TEMPLETON                                TEMPLETON
                                                                PACIFIC GROWTH FUND                 FOREIGN SMALLER COMPANIES FUND
                                                       -----------------------------------------------------------------------------
                                                              1999               1998                  1999               1998
                                                       -----------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) .................       $      (3,065)       $     624,107        $   2,114,539        $   2,733,473
  Net realized gain (loss) from investments
 and foreign currency transactions .............             104,347           (6,483,804)          (5,652,897)          (7,737,309)
  Net unrealized appreciation
 (depreciation) on investments .................          17,711,991           (6,930,736)          24,688,618          (15,102,189)
                                                       -----------------------------------------------------------------------------
     Net increase (decrease) in net
 assets resulting from operations ..............          17,813,273          (12,790,433)          21,150,260          (20,106,025)
 Distributions to shareholders from:
  Net investment income:
   Class A .....................................            (300,300)            (565,160)          (2,246,219)          (2,082,916)
   Class B .....................................                  --                   --                 (317)                  --
   Class C .....................................             (26,778)             (39,362)              (7,818)                  --
   Advisor Class ...............................              (8,257)             (14,529)            (198,057)            (128,167)
  Net realized gains:
   Class A .....................................                  --             (255,869)                  --           (5,553,654)
   Class C .....................................                  --              (21,696)                  --                   --
   Advisor Class ...............................                  --               (5,784)                  --             (199,828)
  Beneficial share transactions (Note 2):
   Class A .....................................          15,916,675           13,620,354          (28,393,015)          18,121,845
   Class B .....................................                  --                   --              196,595                   --
   Class C .....................................           3,739,284            5,094,887              118,168              485,756
   Advisor Class ...............................           5,366,059              193,541           (4,079,946)          10,935,209
                                                       -----------------------------------------------------------------------------
     Net increase (decrease) in net assets .....          42,499,956            5,215,949          (13,460,349)           1,472,220
Net assets:
 Beginning of year .............................          49,837,199           44,621,250          126,816,624          125,344,404
                                                       -----------------------------------------------------------------------------
 End of year ...................................       $  92,337,155        $  49,837,199        $ 113,356,275        $ 126,816,624
                                                       -----------------------------------------------------------------------------
Undistributed net investment income/
(Distributions in excess of net investment
 income) included in net assets:
  End of year ..................................                  --        $     309,494        $   1,293,703        $   1,782,439
                                                       =============================================================================





                       See notes to financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Notes to Financial Statements


1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton International Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company, consisting of two Funds. The Funds and their investment policies are:

Templeton Pacific Growth Fund -- Seeks to achieve long-term capital growth by investing, under normal market conditions, at least 65% of its total assets in equity securities that trade on Pacific Rim markets as defined in the Fund's prospectus, and are issued by companies that have their principal activities in the Pacific Rim.

Templeton Foreign Smaller Companies Fund -- Seeks to achieve long-term capital growth by investing, under normal market conditions, at least 65% of its total assets in equity securities of smaller capitalization companies outside the United States.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Funds purchase or sell foreign securities they will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.


FRANKLIN TEMPLETON INTERNATIONAL TRUST
Notes to Financial Statements (continued)


1. SIGNIFICANT ACCOUNTING POLICIES (CONT.)

b. FOREIGN CURRENCY TRANSLATION (CONT.)

Certain countries in which the Funds invest have imposed restrictions on the repatriation of their currencies. Other countries have previously instituted currency exchange controls in the past during periods of serious imbalance in their balance of payments or upon the occurrence of other destabilizing events. Exchange control regulations may restrict the Funds' ability to convert investment income, capital, or the proceeds of securities into U.S. dollars. As of October 31, 1999, the Pacific Growth Fund had investments with a value of approximately $3.4 million in countries with restrictions on the repatriation of their currencies or formal exchange controls currently in place.

c. REPURCHASE AGREEMENTS:

The Funds may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Funds' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At October 31, 1999, all outstanding repurchase agreements held by the Funds had been entered into on the last business day of the month.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds compromising the trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.



FRANKLIN TEMPLETON INTERNATIONAL TRUST
Notes to Financial Statements (continued)


2. BENEFICIAL SHARES

During the year ended October 31, 1999, the Funds offered three classes of shares: Class A, Class C, and Advisor Class. Effective January 1, 1999, Class I and Class II were renamed Class A and Class C shares, respectively, and a fourth class of shares, Class B, was established in Templeton Foreign Smaller Companies Fund. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At October 31, 1999, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                                                 TEMPLETON                              TEMPLETON
                                                            PACIFIC GROWTH FUND                FOREIGN SMALLER COMPANIES FUND
                                                            -------------------                ------------------------------
CLASS A SHARES:                                          SHARES             AMOUNT               SHARES             AMOUNT
                                                         ------             ------               ------             ------
Year ended October 31, 1999
Shares sold ..................................         33,071,521       $ 317,841,820          11,706,921       $ 163,733,450
Shares issued on reinvestment of distributions             32,336             261,576             161,671           2,027,136
Shares redeemed ..............................        (31,324,839)       (302,186,721)        (13,997,159)       (194,153,601)
                                                      -----------       -------------         -----------       -------------
Net increase (decrease) ......................          1,779,018       $  15,916,675          (2,128,567)      $ (28,393,015)
                                                      ===========       =============         ===========       =============

                                                                 TEMPLETON                              TEMPLETON
                                                            PACIFIC GROWTH FUND                FOREIGN SMALLER COMPANIES FUND
                                                            -------------------                ------------------------------
                                                         SHARES             AMOUNT               SHARES             AMOUNT
                                                         ------             ------               ------             ------
Year ended October 31, 1998
Shares sold ..................................         15,211,240       $ 118,081,920           6,229,087       $  87,294,308
Shares issued on reinvestment of distributions             80,593             692,138             475,150           6,445,132
Shares redeemed ..............................        (13,666,884)       (105,153,704)         (5,534,510)        (75,617,595)
                                                      -----------       -------------         -----------       -------------
Net increase .................................          1,624,949       $  13,620,354           1,169,727       $  18,121,845
                                                      ===========       =============         ===========       =============

                                                                     TEMPLETON
                                                            FOREIGN SMALLER COMPANIES FUND
                                                            ------------------------------
CLASS B SHARES:                                              SHARES            AMOUNT++
                                                             ------            --------
For the period ended October 31, 1999
Shares sold ....................................             15,528           $ 219,412
Shares issued on reinvestment of distributions .                 15                 218
Shares redeemed ................................             (1,562)            (23,035)
                                                             ------           ---------
Net increase ...................................             13,981           $ 196,595
                                                             ======           =========

                                                                TEMPLETON                             TEMPLETON
                                                           PACIFIC GROWTH FUND               FOREIGN SMALLER COMPANIES FUND
                                                           -------------------               ------------------------------
CLASS C SHARES:                                          SHARES           AMOUNT                SHARES          AMOUNT
                                                         ------           ------                ------          ------
Year ended October 31, 1999
Shares sold ..................................         1,762,300       $ 17,204,215             82,420       $  1,070,968
Shares issued on reinvestment of distributions             3,045             24,607                579              7,207
Shares redeemed ..............................        (1,383,677)       (13,489,538)           (75,620)          (960,007)
                                                      -----------      -------------           --------      ------------
Net increase .................................           381,668       $  3,739,284              7,379       $    118,168
                                                      ==========       ============            =======       ============



FRANKLIN TEMPLETON INTERNATIONAL TRUST
Notes to Financial Statements (continued)

2. BENEFICIAL SHARES (CONT.)

                                                                TEMPLETON                             TEMPLETON
                                                           PACIFIC GROWTH FUND              FOREIGN SMALLER COMPANIES FUND+
                                                           -------------------              -------------------------------
CLASS C SHARES:                                          SHARES           AMOUNT                SHARES         AMOUNT
                                                         ------           ------                ------         ------
Year ended October 31, 1998
Shares sold ..................................         1,436,266       $ 11,856,010             36,532      $    485,756
Shares issued on reinvestment of distributions             6,175             53,541               --                --
Shares redeemed ..............................          (862,769)        (6,814,664)              --                --
                                                       ---------       ------------             ------      ------------
Net increase .................................           579,672       $  5,094,887             36,532      $    485,756
                                                       =========       ============             ======      ============

                                                                TEMPLETON                             TEMPLETON
                                                           PACIFIC GROWTH FUND               FOREIGN SMALLER COMPANIES FUND
                                                           -------------------               ------------------------------
ADVISOR CLASS SHARES:                                    SHARES           AMOUNT               SHARES           AMOUNT
                                                         ------           ------               ------           ------
Year ended October 31, 1999
Shares sold ..................................         1,851,074       $ 17,373,701            478,789       $  6,810,287
Shares issued on reinvestment of distributions             1,003              8,160             14,987            188,697
Shares redeemed ..............................        (1,333,463)       (12,015,802)          (817,593)       (11,078,930)
                                                      ----------       ------------           --------       ------------
Net increase (decrease) ......................           518,614       $  5,366,059           (323,817)      $ (4,079,946)
                                                      ==========       ============           ========       ============

                                                                TEMPLETON                              TEMPLETON
                                                            PACIFIC GROWTH FUND              FOREIGN SMALLER COMPANIES FUND
                                                            -------------------              ------------------------------
                                                          SHARES          AMOUNT               SHARES            AMOUNT
                                                        --------       ------------           --------      -------------


Year ended October 31, 1998
Shares sold ..................................           679,912       $  5,002,253            972,516       $ 13,778,030
Shares issued on reinvestment of distributions             2,269             19,383             23,642            322,433
Shares redeemed ..............................          (622,404)        (4,828,095)          (238,243)        (3,165,254)
                                                        --------       ------------           --------       ------------
Net increase .................................            59,777       $    193,541            757,915       $ 10,935,209
                                                        ========       ============           ========       ============

+Effective date of Class C shares was July 1, 1998.

++Effective date of Class B shares was January 1, 1999.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds' investment manager, principal underwriter, and transfer agent, respectively.

The Funds pay an investment management fee to Advisers based on the average daily net assets of each Fund as follows:

       ANNUALIZED
        FEE RATE       AVERAGE DAILY NET ASSETS
        --------       ------------------------

          1.00%        First $100 million
          0.90%        Over $100 million, up to and including $250 million
          0.80%        Over $250 million, up to and including $500 million
          0.75%        Over $500 million

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

Under a subadvisory agreement, Templeton Investment Counsel, Inc., a wholly-owned subsidiary of Franklin Resources, Inc., provides subadvisory services to the Funds and receives from Advisers fees based on the average daily net assets of each Fund as follows:


       ANNUALIZED
        FEE RATE      AVERAGE DAILY NET ASSETS
        --------      ------------------------

          0.50%       First $100 million
          0.40%       Over $100 million, up to and including $250 million
          0.30%       Over $250 million, up to and including $500 million
          0.25%       Over $500 million


Templeton Pacific Growth Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.25% and 1.00% per year of the average daily net assets of Class A and Class C shares, respectively. Templeton Foreign Smaller Companies Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.25%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C shares, respectively.

Distributors received net commissions on sales of Fund shares and paid commissions to other dealers for the year ended October 31, 1999 as follows:

                                     TEMPLETON            TEMPLETON
                                      PACIFIC          FOREIGN SMALLER
                                    GROWTH FUND         COMPANIES FUND
                                    -----------        ---------------

Total commissions received ........   $368,747           $107,378

Paid to other dealers .............   $558,478           $244,549

4. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments for Templeton Pacific Growth Fund and $95,723,515 for Templeton Foreign Smaller Companies Fund. At October 31, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                                              TEMPLETON             TEMPLETON
                                               PACIFIC           FOREIGN SMALLER
                                             GROWTH FUND          COMPANIES FUND
                                             -----------         ---------------

Unrealized appreciation ..........          $ 14,174,730           $ 26,681,237
Unrealized depreciation ..........           (13,864,019)           (10,313,089)
                                            ------------           ------------
Net unrealized
 appreciation ....................          $    310,711           $ 16,368,148
                                            ============           ============


Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.


FRANKLIN TEMPLETON INTERNATIONAL TRUST
Notes to Financial Statements (continued)


4. INCOME TAXES (CONT.)

At October 31, 1999, the Funds had tax basis capital losses which may be carried over to offset future capital gains as follows:

                                            TEMPLETON                 TEMPLETON
                                             PACIFIC               FOREIGN SMALLER
                                           GROWTH FUND              COMPANIES FUND
                                           -----------             ---------------
Capital loss carryover expiring in:
  2006 .......................             $ 6,592,778               $ 8,206,680
  2007 .......................                      --               $ 5,481,473
                                           -----------               -----------
                                           $ 6,592,778               $13,688,153


5. INVESTMENT TRANSACTION

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 1999 were as follows:

                                             TEMPLETON                TEMPLETON
                                              PACIFIC              FOREIGN SMALLER
                                            GROWTH FUND             COMPANIES FUND
                                            -----------            ---------------
Purchases ....................              $33,596,352              $21,034,293
Sales ........................              $23,197,325              $40,850,829



FRANKLIN TEMPLETON INTERNATIONAL TRUST
Independent Auditors' Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
OF FRANKLIN TEMPLETON INTERNATIONAL TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Franklin Templeton International Trust (hereafter referred to as the "Funds") at October 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with custodians and brokers, provide a reasonable basis for our opinion expressed above.

PricewaterhouseCoopers LLP

Ft. Lauderdale, Florida
November 23, 1999



FRANKLIN TEMPLETON INTERNATIONAL TRUST
Tax Designation

TEMPLETON PACIFIC GROWTH FUND

Under Section 854(b)(2) of the Internal Revenue Code, the Templeton Pacific Growth Fund hereby designates 10.56% of ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 1999.


FRANKLIN TEMPLETON INTERNATIONAL TRUST
Tax Designation

TEMPLETON FOREIGN SMALLER COMPANIES FUND

At October 31, 1999, more than 50% of the Templeton Foreign Smaller Companies Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund to Class A, Class B, Class C, and Advisor Class shareholders in December 1999.

                     CLASS A                     CLASS B                     CLASS C                   ADVISOR CLASS
             --------------------------------------------------------------------------------------------------------------
              FOREIGN       FOREIGN       FOREIGN       FOREIGN       FOREIGN       FOREIGN        FOREIGN       FOREIGN
              TAX PAID   SOURCE INCOME    TAX PAID   SOURCE INCOME    TAX PAID   SOURCE INCOME     TAX PAID   SOURCE INCOME
COUNTRY      PER SHARE     PER SHARE     PER SHARE     PER SHARE     PER SHARE     PER SHARE      PER SHARE     PER SHARE
---------------------------------------------------------------------------------------------------------------------------
Argentina     $0.0000       $0.0021       $0.0000       $0.0021       $0.0000       $0.0016       $0.0000        $0.0023
Australia      0.0009        0.0175        0.0009        0.0173        0.0009        0.0136        0.0009         0.0193
Austria .      0.0019        0.0064        0.0019        0.0064        0.0019        0.0050        0.0019         0.0071
Bermuda .      0.0000        0.0038        0.0000        0.0038        0.0000        0.0029        0.0000         0.0042
Brazil ..      0.0068        0.0268        0.0068        0.0265        0.0068        0.0209        0.0068         0.0296
Canada ..      0.0033        0.0124        0.0033        0.0122        0.0033        0.0096        0.0033         0.0137
China ...      0.0000        0.0068        0.0000        0.0067        0.0000        0.0053        0.0000         0.0075
Colombia       0.0000        0.0006        0.0000        0.0006        0.0000        0.0005        0.0000         0.0006
Denmark .      0.0006        0.0021        0.0006        0.0021        0.0006        0.0016        0.0006         0.0023
Ecuador .      0.0000        0.0004        0.0000        0.0004        0.0000        0.0003        0.0000         0.0004
Finland .      0.0014        0.0041        0.0014        0.0041        0.0014        0.0032        0.0014         0.0046
France ..      0.0019        0.0098        0.0019        0.0097        0.0019        0.0076        0.0019         0.0108
Germany .      0.0005        0.0029        0.0005        0.0028        0.0005        0.0022        0.0005         0.0032
Hong Kong      0.0000        0.0335        0.0000        0.0332        0.0000        0.0261        0.0000         0.0370
India ...      0.0000        0.0047        0.0000        0.0046        0.0000        0.0037        0.0000         0.0052
Indonesia      0.0007        0.0025        0.0007        0.0025        0.0007        0.0020        0.0007         0.0028
Italy ...      0.0007        0.0028        0.0007        0.0028        0.0007        0.0022        0.0007         0.0031


(Table continued on next page.)



FRANKLIN TEMPLETON INTERNATIONAL TRUST
Tax Designation (continued)


TEMPLETON FOREIGN SMALLER COMPANIES FUND (CONT.)

                           CLASS A                     CLASS B                     CLASS C                   ADVISOR CLASS
                   --------------------------------------------------------------------------------------------------------------
                    FOREIGN       FOREIGN       FOREIGN       FOREIGN       FOREIGN       FOREIGN        FOREIGN       FOREIGN
                    TAX PAID   SOURCE INCOME    TAX PAID   SOURCE INCOME    TAX PAID   SOURCE INCOME     TAX PAID   SOURCE INCOME
COUNTRY            PER SHARE     PER SHARE     PER SHARE     PER SHARE     PER SHARE     PER SHARE      PER SHARE     PER SHARE
---------------------------------------------------------------------------------------------------------------------------------
Japan               $0.0010       $0.0038       $0.0010       $0.0037       $0.0010       $0.0029        $0.0010       $0.0042
Luxembourg           0.0000        0.0008        0.0000        0.0008        0.0000        0.0007         0.0000        0.0009
Netherlands          0.0085        0.0383        0.0085        0.0379        0.0085        0.0298         0.0085        0.0423
New Zealand          0.0006        0.0023        0.0006        0.0023        0.0006        0.0018         0.0006        0.0025
Norway               0.0057        0.0181        0.0057        0.0179        0.0057        0.0141         0.0057        0.0200
Peru                 0.0000        0.0001        0.0000        0.0001        0.0000        0.0001         0.0000        0.0001
Portugal             0.0002        0.0005        0.0002        0.0005        0.0002        0.0004         0.0002        0.0006
South Africa         0.0000        0.0037        0.0000        0.0037        0.0000        0.0029         0.0000        0.0041
South Korea          0.0003        0.0009        0.0003        0.0009        0.0003        0.0007         0.0003        0.0010
Spain                0.0034        0.0131        0.0034        0.0130        0.0034        0.0102         0.0034        0.0144
Sweden               0.0024        0.0090        0.0024        0.0089        0.0024        0.0070         0.0024        0.0100
Switzerland          0.0026        0.0106        0.0026        0.0105        0.0026        0.0083         0.0026        0.0118
Thailand             0.0003        0.0015        0.0003        0.0015        0.0003        0.0012         0.0003        0.0017
United Kingdom       0.0133        0.0716        0.0133        0.0707        0.0133        0.0558         0.0133        0.0788
                    -------       -------       -------       -------       -------       -------        -------       -------
Total               $0.0570       $0.3135       $0.0570       $0.3102       $0.0570       $0.2442        $0.0570       $0.3461
                    -------       -------       -------       -------       -------       -------        -------       -------

In January 2000, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 1999.

Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.